U.S. Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-12

INTELLINETICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 12, 2018

To Our Stockholders:

We cordially invite you to attend the 2018 Annual Meeting of Stockholders of Intellinetics, Inc., (the “Company” or “Intellinetics”) which will be held at 2190 Dividend Drive, Columbus, Ohio 43228 on June 12, 2018, at 10:00 a.m., local time, for the following purposes:

1	To elect six directors, each to hold office for a term of one year and until his or her successor is duly elected and qualified;

2 3

To adopt and approve amendments to our 2015 Plan, including an increase in the total number of shares of our common stock authorized for issuance under the plan by 1,500,000 shares to a total of 3,500,000 shares (the “Plan Amendments”);

To adopt and approve an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance by 50,000,000 shares to a total of 75,000,000 shares (the “Charter Amendment”);

4	To ratify the appointment of GBQ Partners LLC (“GBQ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

5	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

The Board of Directors has fixed the close of business on April 13, 2018 as the record date for determining the stockholders who are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

By Order of the Board of Directors,

James F. DeSocio
President and Chief Executive Officer

Columbus, Ohio

April 27, 2018

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, you are urged to submit your proxy or voting instructions as soon as possible so that your shares can be voted at the Annual Meeting. You may vote your shares by email or by completing, signing, dating and returning your proxy card in the enclosed, self-addressed stamped envelope, which requires no postage if mailed in the United States.

For further instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting” in the proxy statement and the instructions on the proxy card or voting instruction form.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 12, 2018:

The proxy statement and our 2017 Annual Report on Form 10-K for the fiscal year ended December 31, 2017, are available at http://www.intellinetics.com/investor-relations/sec-filings.

PROXY STATEMENT

2018 ANNUAL MEETING OF STOCKHOLDERS

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

PROXY STATEMENT

For The

2018 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 12, 2018

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Board of Directors (the “Board”) of Intellinetics, Inc. (“Intellinetics,” “Company,” “we,” “our” or “us”) is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at our 2018 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place at 2190 Dividend Dr., Columbus, Ohio 43228 on June 12, 2018, at 10:00 AM, local time. As a stockholder of record as of the close of business on April 13, 2018, the record date for the Annual Meeting, you are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. We began mailing this proxy statement, the accompanying proxy card and the notice of Annual Meeting on or about May 3, 2018.

What information is contained in this proxy statement?

The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our corporate governance, the compensation of our directors and of our executive officers, and certain other required information. Our 2017 Annual Report and a proxy card are also enclosed with this proxy statement.

What proposals will stockholders vote on at the Annual Meeting?

Stockholders will vote on four proposals at the Annual Meeting:

●	the election of six directors, each to hold office for a term of one year (Proposal 1);

●

the approval of the Plan Amendments to our 2015 Plan, including the increase in the number of shares of our common stock authorized for issuance under the plan by 1,500,000 shares to a total of 3,500,000 shares (Proposal 2);

●

the adoption and approval of the Charter Amendment to our Articles of Incorporation to increase the number of shares of our common stock authorized for issuance by 25,000,000 shares to a total of 75,000,000 shares (Proposal 3); and

●	the ratification of the Audit Committee’s appointment of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 4).

We will also consider any other business that properly comes before the Annual Meeting, although as of the date of this proxy statement we are not aware of any other matters to be presented at the Annual Meeting other than as set forth in this proxy statement.

How does the Board of Directors recommend that I vote my shares?

Our Board of Directors recommends that you vote your shares:

●	“ FOR ” the election as directors of the six nominees named in this proxy statement (Proposal 1);

●

“ FOR ” the approval of the Plan Amendments to our 2015 Plan, including the increase in the number of shares of our common stock authorized for issuance under the plan by 1,500,000 shares to a total of 3,500,000 shares (Proposal 2).

●

“ FOR ” the adoption and approval of the Charter Amendment to our Articles of Incorporation to increase the number of shares of our common stock authorized for issuance by 25,000,000 shares to a total of 75,000,000 shares (Proposal 3).

●	“ FOR ” the ratification of the Audit Committee’s appointment of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 4).

Who is entitled to vote at the Annual Meeting?

Each holder of record of shares of our common stock as of the close of business on April 13, 2018, which is the record date for the Annual Meeting, is entitled to vote at the Annual Meeting. Each share of our common stock outstanding as of the close of business on the record date is entitled to one vote on each proposal presented at the Annual Meeting. You may vote all shares owned by you as of the record date, including shares that are held directly in your name as the stockholder of record, and shares that are held for you as the beneficial owner in street name through a brokerage firm, bank, trustee or other nominee. As of the close of business on the record date, 17,729,421 shares of common stock were outstanding and entitled to vote.

1

What is the difference between holding shares as a “stockholder of record” and as a beneficial owner in “street name”?

These terms describe how your shares are held. Several of our stockholders hold their shares beneficially through a brokerage firm, bank, trustee or other nominee rather than directly in their own name. As described below, there are some very important distinctions between shares held of record and those owned beneficially.

Shares held of record: If your shares are registered directly in your name with our transfer agent, Standard Registrar & Transfer Company, you are considered the “stockholder of record” of those shares, and these proxy materials are being sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use. You may also vote by email, as described on the proxy card and as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

Shares owned beneficially: If your shares are held in an account by a brokerage firm, bank, trustee or other nominee in its name as a custodian, then you are considered the beneficial owner of those shares, which are held in “street name,” and these proxy materials are being forwarded to you by your brokerage firm or other nominee, which is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your brokerage firm or other nominee how to vote those shares, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record of those shares, you may not vote those shares in person at the Annual Meeting unless you obtain a legal proxy from the brokerage firm or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. Your brokerage firm or other nominee has enclosed or provided voting instructions for you to use in directing your brokerage firm or other nominee how to vote your shares. Many brokerage firms and banks, as well as some other nominees, also offer voting on the Internet or by telephone. Please refer to the voting instruction form you received from your brokerage firm or other nominee for instructions on the voting methods they offer.

Can I attend the Annual Meeting?

You are entitled and invited to attend the Annual Meeting only if you are a stockholder of record or a beneficial owner of shares held in street name as of the record date or hold a valid proxy for the Annual Meeting.

Can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record as of the record date, you may vote your shares in person at the Annual Meeting. If you are a beneficial owner of shares held in street name as of the record date, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy from the brokerage firm or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as a stockholder of record or indirectly as a beneficial owner in street name, you may direct how your shares are voted without attending the Annual Meeting.

If you are a stockholder of record, you may vote your shares by submitting a proxy by one of the following methods:

By Email : Stockholders of record may submit proxies by email by following the instructions on their proxy cards until 11:59 p.m., Eastern Time, on June 11, 2018.

By Mail : Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted.

2

If you hold shares beneficially in street name, you may vote by submitting voting instructions to your brokerage firm or other nominee. Most stockholders who hold shares beneficially in street name may vote by Internet or by telephone by accessing the Internet website or by calling the number specified on the voting instruction cards provided by their brokerage firms or other nominees, or by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelope. Please refer to the voting instruction card provided by your brokerage firm or other nominee for details. Since a beneficial owner is not the stockholder of record, you will not be entitled to vote your shares in person at the Annual Meeting unless you obtain a legal proxy from the brokerage firm or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Can I revoke my proxy and change my vote after I have voted?

You may revoke your proxy and change your vote at any time prior to the taking of the vote at the Annual Meeting.

If you are a stockholder of record, you may revoke your proxy and change your vote by taking any of the following actions before your shares are voted at the Annual Meeting:

●	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above under “How can I vote my shares without attending the Annual Meeting,” until the applicable deadline for each method;

●	delivering a written notice of revocation to our Secretary at Intellinetics, Inc., 2190 Dividend Drive, Columbus, Ohio 43228; or

●	attending the Annual Meeting and voting your shares in person, although your attendance at the Annual Meeting will not in and of itself constitute the revocation of your proxy.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your brokerage firm or other nominee following the instructions they provided, or, if you have obtained a legal proxy from your brokerage firm or other nominee granting you the right to vote your shares, by attending the Annual Meeting and voting in person.

How will my shares be voted if I sign and return my proxy card or voting instruction form without specifying how they should be voted?

If you provide specific voting instructions with respect to any proposals, your shares will be voted as you specify on such proposals. If you are a stockholder of record and sign and return your proxy card without specifying how your shares are to be voted on some or all of the proposals, then your shares will be voted on those proposals as recommended by the Board of Directors. See “How does the Board of Directors recommend that I vote my shares?” above. If you are a beneficial owner of shares held in street name and either sign and return your voting instruction form without specifying how your shares are to be voted on some or all of the proposals or you do not sign and return a voting instruction form, then your brokerage firm or other nominee may generally vote your shares in its discretion on “routine” proposals but not on proposals that are not routine. See “How are broker non-votes and abstentions treated?” below.

What is the quorum requirement for the Annual Meeting?

The quorum requirement is the minimum number of shares that must be present at the Annual Meeting for us to hold the meeting and conduct business. For a quorum to exist, the holders of a majority of the shares of common stock outstanding as of the record date must be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes, as discussed below, are counted as present for the purpose of determining the presence of a quorum.

3

How are broker non-votes and abstentions treated?

Generally, “broker non-votes” occur on a proposal when shares held of record by a brokerage firm or other nominee in street name for a beneficial owner are not voted on that proposal because the brokerage firm or other nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote those shares on that proposal. A brokerage firm or other nominee is entitled to vote shares held for a beneficial owner on routine proposals without instructions from the beneficial owner of those shares. However, a brokerage firm or other nominee is not entitled to vote shares for a beneficial owner on non-routine proposals absent instructions from the beneficial owner of such shares. Broker non-votes are counted for purposes of determining whether a quorum exists, but are not counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and therefore will have no effect on the outcome of the vote on any proposal.

We expect that Proposals 1 through 3 - the election of directors, the amendments to our 2015 Plan, and the amendment to our Articles of Incorporation - will be treated as non-routine proposals. If you hold your shares in street name and do not instruct your brokerage firm or other nominee how to vote your shares with respect to either of those proposals, then your brokerage firm or other nominee will not be permitted to vote your shares on those proposals and your shares will be counted as broker non-votes on those proposals. The ratification of the appointment of our independent auditors (Proposal 4) will be treated as a routine proposal, so if you hold your shares in street name and do not instruct your brokerage firm or other nominee how to vote your shares with respect to that proposal, then your brokerage firm or other nominee will be permitted to vote your shares on that proposal.

Abstentions are deemed present at the Annual Meeting and are counted for purposes of determining whether a quorum exists and are generally counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, except in the election of directors.

More information about the effects of broker non-votes and abstentions on the three proposals to be voted on by our stockholders at the Annual Meeting is provided in “What vote is required to approve each Proposal?” below.

What vote is required to approve each Proposal?

On Proposal 1, the election of six directors, the directors are to be elected by a plurality of the votes cast with respect to such director by the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on Proposal 1. A “plurality of the votes cast” for purposes of the election of directors means that the six candidates receiving the highest number of votes cast shall be elected as the six directors. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

On Proposal 2, the Plan Amendments of our 2015 Plan, the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on that proposal is required to approve the Plan Amendments. Abstentions will have the same effect as votes against Proposal 2, while broker non-votes will have no effect on the outcome of Proposal 2.

On Proposal 3, the Charter Amendment to our Articles of Incorporation, the affirmative vote of a majority of the shares of our common stock outstanding as of the record date is required to approve the amendment. Abstentions and broker non-votes will have the same effect as votes against Proposal 3.

On Proposal 4, the ratification of the Audit Committee’s appointment of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2018, the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on Proposal 4 is required to ratify the appointment of GBQ. Abstentions will have the same effect as votes against Proposal 4, while broker non-votes will have no effect on the outcome of the vote on Proposal 4.

Is cumulative voting permitted for the election of directors?

No, you may not cumulate your votes for the election of directors.

4

What happens if additional matters are presented at the Annual Meeting?

Other than the three proposals described in this proxy statement, as of the date of this proxy statement we are not aware of any other business to be acted upon at the Annual Meeting. If any additional matters are properly presented for a vote at the Annual Meeting, the persons appointed as proxies in the proxy card will have the discretionary authority to vote or act thereon in accordance with their best judgment.

Who will count the votes?

The Board will appoint an inspector of elections who is not an employee of the Company to count the votes for the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and the certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management and the Board of Directors.

What should I do if I receive more than one set of proxy materials?

You may receive more than one set of proxy materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in different names or are held in more than one account. Please vote all your shares by voting each proxy card and voting instruction card that you receive.

How can I access the proxy materials and annual report electronically?

This proxy statement and our 2017 Annual Report are available on the Internet at http://www.intellinetics.com/investor-relations/sec-filings.

Where can I find the voting results for the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. We will file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Annual Meeting announcing the final voting results.

If I vote against any Proposal, am I entitled to appraisal rights?

Under Nevada law, stockholders are not entitled to appraisal rights with respect to any of Proposals 1-4.

Who pays the costs of this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes and proxies. If you choose to access these proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

In addition to the mailing of these proxy materials, we may also solicit proxies in person or by mail, telephone, facsimile, email or other means of communication by our directors, officers and employees, but we will not provide any additional or special compensation for such soliciting activities.

We will request that brokerage houses, banks, nominees, trustees and other custodians forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares, and, upon request, we will reimburse those custodians for their reasonable out-of-pocket expenses incurred in forwarding those materials.

5

CORPORATE GOVERNANCE

We believe that our corporate governance principles and practices provide an important framework to ensure that our company is managed on a sound basis for the long-term benefit of our stockholders. Our Board of Directors continues to develop its corporate governance policies and practices in light of current operations of the Company to meet laws and regulations, including the rules and regulations of the Securities and Exchange Commission, and best practices in corporate governance.

Board Composition

Our business and affairs are managed under the direction of our Board of Directors, currently consisting of six members. We believe that our corporate governance principles and practices provide an important framework to ensure that our company is managed on a sound basis for the long-term benefit of our stockholders. Our Board of Directors has developed its corporate governance policies and practices to meet laws and regulations, including the rules and regulations of the Securities and Exchange Commission, and best practices in corporate governance.

Director Independence

In accordance with Item 407(a)(1)(ii) of Regulation S-K, we are not a listed issuer and we use the definition of independence as set forth in the rules of the NASDAQ Stock Market. Currently, the Board consists of six directors, of which independent directors constitute a majority of our Board. In the future, the Board of Directors may recruit additional independent directors to join the Board and also our Board committees. The charters of both our Audit Committee and Nominating and Corporate Governance Committee require that all members of each committee be independent. Currently, Robert C. Schroeder, Rye D’Orazio, Roger Kahn, and Sophie Pibouin serve as our independent directors. When determining the independence of Robert C. Schroeder, the Board considered his affiliation with Taglich Brothers, which has been retained by the Company as a Placement Agent from time to time including in October 2017, and his appointment by Taglich as a director under the terms of a Placement Agent Agreement between the Company and Taglich Brothers.

Meetings of the Board of Directors

Our Board of Directors, which currently consists of six directors, meets regularly throughout the year and holds special meetings whenever circumstances require. The Board of Directors held a total of 4 meetings during 2017. During 2017, each director attended 100% of the total number of meetings of the Board and of the committees of the Board on which such director served, and our directors in the aggregate attended 100% of the total number of meetings of the Board and committees on which they served.

Executive Sessions

Executive sessions of independent directors, without any management director or other members of management being present, are held at the request of the independent directors as they deem necessary or appropriate. The sessions may be held in conjunction with a Board committee meeting at which no management director is present. Any independent director can request that additional executive sessions be scheduled.

Director Attendance at Annual Meetings of Stockholders

The Board of Directors expects all directors to attend each Annual Meeting of Stockholders, except where the failure to attend is due to unavoidable or unforeseeable circumstances.

Committees of the Board of Directors

Our Board of Directors has established a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The membership of each committee and its functions, duties and responsibilities are discussed below. Each committee operates under a written charter that has been adopted by our Board. Each member of each of these Board committees is an independent director.

6

Audit Committee

Our Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the of the Exchange Act. Currently, the Audit Committee consists of Rye D’Orazio, Robert Schroeder, and Roger Kahn (elected October 5, 2017). In 2017, the members of the Audit Committee were Rye D’Orazio, Robert C. Schroeder, and Murray Gross until October 5, 2017, on which date Murray Gross resigned and was replaced by Roger Kahn. The Board of Directors has determined that all members are independent under our standards of director independence. The Board of Directors has determined that each member of the Audit Committee is financially literate and that Robert C. Schroeder qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d) of Regulation S-K under the Exchange Act. The Audit Committee met four times during 2017.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight and monitoring responsibilities relating to:

●	the quality and integrity of our financial statements;

●	our system of internal control over financial reporting and disclosure controls and procedures;

●	the quality and integrity of our auditing, accounting and financial reporting processes generally;

●	the audits of our annual financial statements and the appointment, compensation, qualifications, independence and performance of our independent registered public accounting firm;

●	the design and implementation of the internal audit function; and

●	our compliance with legal and regulatory requirements.

The Audit Committee’s duties and responsibilities include:

●	reviewing and discussing with management and our independent registered public accounting firm our annual audited and quarterly unaudited consolidated financial statements;

●	determining whether to recommend to the Board of Directors that our annual consolidated financial statements be included in our Annual Report on Form 10-K;
●	reviewing with management any earnings announcements or guidance forecasts and other announcements regarding our historical or projected results of operations;

●	selecting, appointing and, when appropriate, terminating our independent registered public accounting firm;

●	reviewing and pre-approving the nature, scope and fee arrangements of the annual audit and non-audit services of our independent registered public accounting firm;

●	reviewing the qualifications, performance and independence of our independent registered public accounting firm;

●	reviewing the scope and the results of the annual audit of our consolidated financial statements by our independent registered public accounting firm;

●	reviewing and discussing with management and our independent registered public accounting firm our accounting and financial reporting practices and procedures and the design, implementation, adequacy and effectiveness of our system of internal controls;

●	preparing the annual Audit Committee report required by the rules of the SEC to be included in our proxy statement for our annual meetings of stockholders;

●	reviewing any transaction that involves a potential conflict of interest or a related person;

●	adopting and overseeing procedures for the receipt, retention and treatment of employee concerns and complaints regarding accounting, internal controls or auditing matters; and

●	providing other assistance to the Board of Directors, as requested, with respect to our financial, accounting and reporting practices.

7

The Audit Committee performs its functions and responsibilities under a written charter adopted by the Board of Directors. A current copy of the Audit Committee Charter was included as an appendix to our Proxy Statement for the 2015 Annual Meeting of Stockholders, which is available at http://www.intellinetics.com/investor-relations/sec-filings.

Compensation Committee

Our Board of Directors has established a Compensation Committee. In 2017, the members of the Compensation Committee were Robert C. Schroeder, Rye D’Orazio, and Murray Gross until October 5, 2017. On October 5, 2017, Murray Gross resigned and the Board of Directors elected Sophie Pibouin to also serve on the compensation committee. The Board of Directors has determined that all members of the Compensation Committee are independent under our standards of director independence. In addition, each member of the Compensation Committee meets the definition of a “non-employee director” under Section 16b-3 of the Exchange Act, and of an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee did not meet during 2017, but did take several actions by unanimous written consent.

The primary purposes of the Compensation Committee are to review and approve the compensation of our executive officers and to oversee our compensation plans and policies generally. The Compensation Committee’s duties and responsibilities include:

●	establishing, reviewing and approving our general compensation philosophy and strategy;

●	reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers, and evaluating their performance in light of those corporate goals and objectives, and determining and approving their compensation based on that evaluation;

●	overseeing, evaluating and, as directed by the Board, administering and recommending changes to our incentive compensation plans and programs;

●	approving employment agreements, severance agreements, change in control agreements and other compensation agreements and arrangements for our executive officers;

●	reviewing and approving the compensation of directors;

●	evaluating and assessing any risks and excessive risk-taking activities encouraged by our compensation programs and policies;

●	reviewing the results of the advisory vote by stockholders on the compensation of our named executive officers;

●	reviewing, modifying and making recommendations with respect to, and monitoring compliance with, our stock ownership guidelines; and

●	preparing the annual Compensation Committee report required by the rules of the SEC to be included in our proxy statement for our annual meeting of stockholders.

The Compensation Committee does not generally exercise its power to delegate its authority to subcommittees and officers. The Compensation Committee has the authority under its charter to retain, approve fees for and terminate independent experts, consultants and advisors as it deems necessary to assist in the fulfillment of its responsibilities. To date, the Compensation Committee has not engaged an independent compensation consultant.

8

While the Compensation Committee gives significant weight to the recommendations of our Chief Executive Officer, the Compensation Committee is responsible for making the final decisions on executive compensation matters and exercises its discretion and authority in approving, modifying or rejecting these recommendations.

The Compensation Committee performs its functions and responsibilities under a written charter adopted by the Board of Directors. A current copy of the Compensation Committee Charter was included as an appendix to our Proxy Statement for the 2015 Annual Meeting of Stockholders, which is available at http://www.intellinetics.com/investor-relations/sec-filings.

Nominating and Corporate Governance Committee

Our Board of Directors has established a Nominating and Corporate Governance Committee. In 2017, the members of the Nominating and Corporate Governance Committee were Robert C. Schroeder, Murray Gross, and Sophie Pibouin until October 5, 2017. On October 5, 2017, Murray Gross resigned and the Board of Directors elected Rye D’Orazio to also serve on the nominating and corporate governance committee. The Board of Directors has determined that all members of the Nominating and Corporate Governance Committee are independent under our standards of director independence. The Nominating and Corporate Governance Committee did not meet during 2017, but did take action by unanimous written consent.

The primary purposes of the Nominating and Corporate Governance Committee are to:

●	identify and recommend individuals qualified to become members of the Board of Directors and its committees;

●	determine the Board’s size, composition, procedures, governance and committees;

●	develop, review and assess, our corporate governance principles and policies;

●	develop qualification criteria for Board membership;

●	review and recommend independence determinations with respect to the directors;

●	recommend Board committee assignments;

●	oversee our Board’s performance and self-evaluation process;

●	oversee risks and exposures associated with director nominations and qualifications, corporate governance and overall Board effectiveness; and

●	review governance-related stockholder proposals and recommend Board responses.

The Nominating and Corporate Governance Committee performs its functions and responsibilities under a written charter adopted by the Board of Directors. A current copy of the Nominating and Corporate Governance Committee Charter was included as an appendix to our Proxy Statement for the 2015 Annual Meeting of Stockholders, which is available at http://www.intellinetics.com/investor-relations/sec-filings.

9

Board Leadership Structure

Our Board of Directors has determined that at the present time it is in the best interests of our company and our stockholders to separate the roles and offices of the Chairman of the Board from the Chief Executive Officer in recognition of the differences between their roles, thereby allowing our Chief Executive Officer to focus on the day-to-day running of our company. The Board determined that this structure is optimal for us under our current circumstances because it allows James F. DeSocio, our Chief Executive Officer to devote his full attention and energy to setting and executing the strategic plan for our company and to providing day-to-day management and leadership of our company and our business and affairs, while allowing our Chairman to lead and direct Board meetings and to facilitate other Board activities and the flow of information between management and directors. Over the two most recently completed fiscal years, the Chairman of the Board has been Robert Schroeder, from October 5, 2017 to present and Murray Gross, from April 30, 2015 to October 5, 2017.

We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the Board, strengthens the Board’s independence from management and provides the appropriate leadership to help ensure effective risk oversight by the Board.

The offices of Chairman of the Board and Chief Executive Officer have been held by separate persons since 2012. However, the Board of Directors recognizes that circumstances may change over time. Accordingly, the Board of Directors has not adopted a formal policy requiring us to separate the roles of Chairman of the Board and Chief Executive Officer but rather believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman of the Board and the Chief Executive Officer from time to time in a manner that is in the best interests of our company and our stockholders based upon then prevailing circumstances. We believe our current leadership structure is serving the best interests of our company and our stockholders.

Nominations of Directors

Identifying and Evaluating Nominees for Director

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee assesses the appropriate size and composition of the Board of Directors, the needs and the respective committees of the Board, and the qualifications of candidates in light of those needs.

In selecting candidates for nomination at an annual meeting of stockholders, the Nominating and Corporate Governance Committee begins by determining whether the incumbent directors whose terms expire at that meeting desire and are qualified to continue their service on the Board of Directors. The Nominating and Corporate Governance Committee believes that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, it is the policy of the Nominating and Corporate Governance Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the criteria for membership on the Board, and who the Nominating and Corporate Governance Committee believes will continue to make important contributions to the Board.

If there are Board positions for which the Nominating and Corporate Governance Committee will not be re-nominating a qualified incumbent, the Nominating and Corporate Governance Committee will consider recommendations for director nominees from a wide variety of sources, including Board members, management, business contacts, stockholders and other appropriate sources. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the criteria for membership set forth below under “—Qualifications of Nominees for Director.”

Qualifications of Nominees for Director

The Nominating and Corporate Governance Committee is responsible for reviewing the requisite qualifications and skills of director candidates in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. While the Nominating and Corporate Governance Committee has not established specific requirements or policies regarding age, education, years of experience, diversity or specific types of skills for potential candidates, it analyzes certain criteria and qualifications that candidates for membership on the Board of Directors should possess. No particular criterion is necessarily applicable to all prospective nominees. Except in limited and exceptional circumstances, each candidate to serve on the Board of Directors should have the following qualifications:

10

●	A reputation for high personal and professional integrity, strong moral character and adherence to our high ethical standards and values.

●	The absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the candidate serving as a director, and no other interests that would materially impair the candidate’s ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to us and our stockholders.

●	Holds or has held a recognized position of leadership in the candidate’s community or the candidate’s field of endeavor, and has demonstrated high levels of achievement in the candidate’s community or field.

●	Business acumen and experience, inquisitiveness, strong analytical skills and the ability to exercise sound business judgment and common sense in matters that relate to our current and long-term objectives.

●	A general level of expertise and experience in our business areas.

●	The ability to read and understand basic financial statements and other financial information pertaining to us.

●	A commitment to understanding our company and our business, industry and strategic objectives.

●	The availability and a commitment to devote adequate time to the Board and its committees and the ability to generally fulfill all responsibilities as a member of our Board of Directors, including to regularly attend and participate in meetings of the Board, Board committees and stockholders, in light of the number of other company boards on which the candidate serves and the candidate’s other personal and professional commitments.

●	The willingness and ability to represent fairly and to act in the interests of all of our stockholders rather than the interests of any particular stockholder, special interest group or other constituency.

●	For prospective non-employee directors, independence under SEC rules and regulations.

●	The willingness to accept the nomination to serve as a member of our Board of Directors.

●	Whether the prospective nominee will foster a diversity of skills, experiences and backgrounds on the Board.

●	Whether the prospective nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an “audit committee financial expert” under applicable SEC rules.

●	For incumbent directors standing for re-election, the incumbent director’s performance during his term, including the number of meetings attended, the level of participation, and overall contribution to the Board.

●	The composition of the Board and whether the prospective nominee will add to or complement the Board’s existing strengths.

From time to time the Nominating and Corporate Governance Committee may identify certain other skills or attributes as being particularly desirable to help meet specific Board needs that have arisen. While our Board has not adopted a specific or formal policy on diversity with respect to directors, they share a commitment to an inclusive culture, endorse equal opportunity principles and practices and seek nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. We believe that the backgrounds and qualifications of the members of the Board, considered as a group, should provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board is committed to nondiscrimination on the basis of gender, race, religion, national origin, sexual orientation, disability or any other basis proscribed by law in selecting nominees.

11

Recommendations and Nominations by Stockholders

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted written nominations from stockholders for nominees for director. In general, persons properly recommended by stockholders as nominees for director are evaluated on the same basis as candidates recommended by other sources. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and us, personal references, a statement of recommendation of the candidate from the stockholder, a description of the shares beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Nominating and Corporate Governance Committee and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request.

Nominations by stockholders for director candidates must be addressed to:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Attention: Chief Financial Officer

Role of the Board in Risk Oversight

Risk is inherent in every business. We face a number of risks, including operational, financial, legal, regulatory, safety, strategic and reputational risks. While management is responsible for the day-to-day management of the risks we face, the role of our Board is to engage in the oversight of risk management and encourage management to promote a culture that actively manages risks as a part of our corporate strategy and operations. The Board’s role in the risk oversight process includes regular communication with members of senior management on areas of material risk to us, which enables the Board to understand our risk identification, assessment and management and our risk mitigation strategies. There is not separate Risk Committee.

Each Board committee considers risk within its areas of responsibilities and keeps the Board regularly informed through committee reports about such risks. The Audit Committee assists the Board with respect to risk management primarily in the areas of accounting, financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation Committee assists the Board primarily with respect to the management of risks related to our compensation programs, policies and practices. The Nominating and Corporate Governance Committee assists the Board primarily with respect to the management of risks associated with Board organization, membership and structure and with corporate governance. This allocation of risk oversight responsibilities enables the Board of Directors and its committees to coordinate the risk oversight role. The full Board considers our risk profile and focus on the most significant risk factors facing us with the goal of ensuring that all material risks are identified and appropriate risk mitigation measures are implemented.

We believe that the Board’s leadership structure, as discussed above, is consistent with the roles of the Board and the Board committees in risk oversight. The Board has found that its current structure, with the separation of the roles of the Chairman of the Board and the Chief Executive Officer, supports the Board’s risk oversight activities, because the Chief Executive Officer and other members of senior management have responsibility for the management of risk and our Board, led by our Chairman, provides oversight of that risk management, and because various aspects of risk oversight are allocated among the committees of the Board within their areas of responsibility.

Legal Proceedings

We are not aware of any material proceedings in which any of our directors, executive officers or affiliates, any owner of record or beneficial owner of more than 5% of our common stock, or any associate of any such director, officer, affiliate or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us.

12

Codes of Ethics

We have adopted a code of ethics, each designed to encourage our directors, officers and employees to act with the highest level of integrity. This code is available as Appendix E, and on the Investor Relations section of our website at www.intellinetics.com.

The Intellinetics, Inc. Code of Business Conduct and Ethics is a code of conduct that applies to all of our directors, officers and employees. Under the Code of Business Conduct and Ethics, each officer, director and employee is required to maintain a commitment to high standards of business conduct and ethics. The Code of Business Conduct and Ethics covers many areas of professional conduct, including conflicts of interest, protection of confidential information, and strict adherence to laws and regulations applicable to the conduct of our business. Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics.

If we make any amendment to, or grant any waiver from a provision of, our code of conduct with respect to any director, executive officer or senior financial officer, we will disclose the nature of such amendment or waiver on our website, in a Current Report on Form 8-K or both.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors. No member of the Compensation Committee is or has ever been an officer or employee of us or of any of our subsidiaries. None of our executive officers serves as a member of the board of directors or of the compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or of our Compensation Committee.

Access to Management and Outside Advisors

Our directors have full and unrestricted access to our management and employees. Our Board of Directors and its committees have the right to retain outside advisors and consultants of their choosing at our expense, without the consent or approval of management.

Communications with the Board of Directors

While the Board believes that management speaks for our company, any stockholder who wishes to communicate directly with the Board of Directors, any committee of the Board or any individual director may do so by directing a written request addressed to such director or directors as follows:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, OH 43228

Attention: Chief Financial Officer

Communications directed to members of the Board will be forwarded to the intended Board members, unless such communications are deemed advertisements or promotional, clearly unrelated to our business or to Board or committee matters, or unduly hostile, threatening, illegal or otherwise unnecessary or inappropriate to forward.

13

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of six members. Under our Articles of Incorporation and Bylaws, the members of the Board must be re-elected each year at the Annual Meeting of the Stockholders. Each director serves in office until the expiration of his term and until his successor is duly elected and qualified.

The terms of all six directors expire at the Annual Meeting: Robert C. Schroeder, James F. DeSocio, Matthew L. Chretien, Rye D’Orazio, Sophie Pibouin, and Roger Kahn. Therefore, six directors will be elected at the Annual Meeting.

The Board of Directors has unanimously nominated Robert C. Schroeder, James F. DeSocio, Matthew L. Chretien, Rye D’Orazio, Sophie Pibouin, and Roger Kahn to be re-elected as directors at the Annual Meeting, to serve as directors for a term of one year.

Robert C. Schroeder, James F. DeSocio, Matthew L. Chretien, Rye D’Orazio, Sophie Pibouin, and Roger Kahn, have each agreed to continue to serve as a director if re-elected by the stockholders at the Annual Meeting. The Board of Directors has no reason to believe that any of the nominees will be unable to serve. However, if any nominee should become unexpectedly unable to serve as a director, then the persons appointed as proxies in the accompanying proxy card intend to vote for such other nominee as the Board of Directors may designate unless the size of the Board is reduced by the Board of Directors.

Set forth below is information as of the date of this proxy statement about the nominees. In addition to the information presented below regarding the specific experience, qualifications, attributes and skills of each nominee that led our Board of Directors to conclude that such person should serve as a director, we also believe that each nominee has demonstrated a high level of leadership experience, business acumen, integrity and honesty, and an ability to exercise sound judgment and deal with complex problems, as well as a commitment of service to our company and our Board. Our Board of Directors believes that these skills and qualifications, combined with the diverse backgrounds, experience, expertise and perspectives of our directors, contribute to robust and productive discussions in the boardroom and the ability of the Board to work in a positive and collegial fashion that benefits our company and our stockholders by creating a strong and effective Board of Directors. The Board considers the composition of the Board in light of our evolving business requirements and its assessment of the Board’s performance to ensure that the Board has the appropriate mix of skills and experiences needed for the broad set of challenges that it confronts and the responsibilities it has. Based on all of these qualifications, the Board of Directors believes that each nominee has the appropriate set of skills and qualifications to serve as members of the Board and to benefit our company and our stockholders as Board members.

Nominees

Robert C. Schroeder, 51, has served as a member of our Board of Directors since September 10, 2013, and was appointed Chairman of the Board on October 5, 2017. Mr. Schroeder is Vice President of Investment Banking at Taglich Brothers, a brokerage firm, and specializes in advisory services and capital raising for small public and private companies. Prior to that, he served as Senior Equity Analyst publishing sell-side research on publicly traded companies. Prior to joining Taglich Brothers, he served in various positions in the brokerage and public accounting industry. Mr. Schroeder received a B.S. degree in accounting and economics from New York University. He currently serves on the board of directors of publicly traded Air Industries Group, a manufacturer of aerospace parts and assemblies, and Decisionpoint Systems, Inc., a leading provider and integrator of Enterprise Mobility, Wireless Applications and RFID solutions. The Board believes Mr. Schroeder is well qualified to serve on the Board due to his leadership skills, capital markets expertise, and extensive experience as a director of the board for other public companies.

James F. DeSocio, 62, is the current President, Chief Executive Officer, and has served as a member of our Board of Directors since September 25, 2017. Prior to joining the Company, Mr. DeSocio served as Chief Revenue Officer at Relayware, LLC, a global provider of Partner Relationship Management solutions, from January 2015 to September 2017. From January 2013 to November 2014, Mr. DeSocio served as Executive Vice President of Operations for XRS Corporation, a fleet management software solutions provider. From October 2007 to September 2012, Mr. DeSocio served as Executive Vice President of Sales and Business Development for Antenna Software, Inc., a business mobility solutions provider. Our Board believes Mr. DeSocio is qualified to serve on our Board due to his extensive experience in sales, marketing, international operations, and mergers and acquisitions.

14

Matthew L. Chretien, 50, is a co-founder of Intellinetics and has served as Secretary since December 19, 2017, Chief Strategy Officer since September 25, 2017, and Chief Technology Officer since September 2011, and as a member of our Board of Directors since February 2012. Mr. Chretien previously served as Intellinetics’ President and Chief Executive Officer from July 2013 to September 2017, and from January 1999 to September 2011; Executive Vice President from September 2011 to July 2013; Chief Financial Officer from September 2011 to September 2012; Treasurer from September 2011 to December 2016; and Vice President from 1996 until 1999. Prior to joining Intellinetics, he served as the field sales engineer for Unison Industries, a manufacturer of aircraft ignition systems. As a co-founder who has been an active executive at all times since 1996, our Board believes Mr. Matthew Chretien is qualified to serve on our Board. He brings to the Board valuable leadership experience and insight with respect to our technology; products and services; and relationships with customers, vendors, and distributors.

Rye D’Orazio, 63, has served as a member of the Board of Directors of Intellinetics since 2006. Rye D’Orazio has been a partner at Ray & Barney Group, a management consulting firm, since 2001. From 1995 to 2000, he served as Vice President of Professional Services at Compucom. From 1985 to 1995, Mr. D’Orazio was a partner at NCGroup, which he founded. From 1982 to 1995, he was employed as the Vice President of Professional Services at Triangle Systems, and from 1977 to 1982, he was employed as a systems engineer at Electronic Data Systems. Mr. D’Orazio brings over 30 years of important industry experience and business acumen to our Board. Our Board believes that Mr. D’Orazio’s experience and expertise, particularly with respect to professional services and entrepreneurship, qualify him to serve on our Board.

Sophie Pibouin, 50, has served as a member of our Board of Directors since March 20, 2015. Prior to joining the Board, Ms. Pibouin served as Chief Operating Officer, from 2012 to 2014, for SDL, PLC, a global provider of customer experience management software and solutions, having previously worked as a General Manager from 2010 to 2012. From 2006 to 2009, she served as Chief Operating Officer at Chronicle Solutions, Inc., a security software company. From 1990 to 2004, she worked for CA, Inc. (formerly Computer Associates), in a variety of positions including ultimately as Senior Vice President/GM for the Mid-Atlantic Region. She graduated with Honors as a Bachelor in International Commerce from the University of Flaubert in Rouen, France. The Board believes Ms. Pibouin brings a depth and breadth of business experience in the software industry, and that she is qualified to serve on our Board.

Roger Kahn, 48, has served as a member of our Board since October 5, 2017. Mr. Kahn has served as President and Chief Executive Officer of Bridgeline Digital, Inc. (“Bridgeline”), a web content management solutions provider, since May 2016. Mr. Kahn previously served as Co-Interim Chief Executive Officer and President of Bridgeline from December 2015 to May 2016, and as Chief Operating Officer from August 2015 to May 2016. From 2008 to September 2016, Mr. Kahn was a partner at Great Land Holdings, a resort development company. Mr. Kahn received his Ph.D. in Computer Science and Artificial Intelligence from the University of Chicago. The Board believes Mr. Kahn is qualified to serve on the Board due to his management experience in the software industry and with a public company.

Vote Required

Our Bylaws require that each director be elected by a plurality of the votes cast by the holders of the shares of our common stock present, in person or by proxy, and entitled to vote at the Annual Meeting with respect to the directors. A “plurality of the votes cast” means that the six candidates receiving the highest number of votes cast shall be elected as the six directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE SIX NOMINEES:

Robert C. Schroeder, James F. DeSocio, Matthew L. Chretien,

Rye D’Orazio, Sophie Pibouin, and Roger Kahn

Proxy cards properly signed and timely returned to us will be so voted,

unless contrary instructions are specified.

15

PROPOSAL 2

APPROVAL OF THE AMENDMENTS TO OUR 2015 PLAN

We are asking our stockholders to adopt and approve the Plan Amendments to the 2015 Plan in order to:

●	increase the number of shares of common stock that we may issue under the 2015 Plan by 1,500,000 shares to a total of 3,500,000 shares;

●	increase the total number of shares of common stock for which Incentive Stock Options may be granted by 2,500,000 shares to a total of 3,500,000; and

●	increase the maximum number of shares of common stock for which awards may be granted to any individual in any year from 1,000,000 shares to 1,250,000 shares.

The Board of Directors believes that amending and restating the 2015 Plan is in the best interests of our company and our stockholders, because of the importance of being able to continue to grant appropriate equity awards as a valuable tool to help attract, retain, motivate and reward our directors, officers, employees and other representatives. Accordingly, the Board of Directors, upon the recommendation of the Compensation Committee, has unanimously approved, and recommends that our stockholders adopt and approve, the proposed amendments to the 2015 Plan.

This Proposal 2, the approval of the Plan Amendments to our 2015 Plan, is not dependent or contingent upon the approval of Proposal 3, the adoption and approval of the proposed Charter Amendment to our Articles of Incorporation to increase the number of authorized shares.

Background

The 2015 Plan was adopted by our Board of Directors in April 2015, upon the recommendation of the Compensation Committee, and was approved by our stockholders in August 2015. The 2015 Plan authorizes the Board of Directors, which has delegated its authority under the 2015 Plan to the Compensation Committee, to grant non-qualified stock options (“NQSOs”), incentive stock options (“ISOs”), stock appreciation rights (“SARs”), restricted stock awards, performance awards, and other stock-based awards to officers, directors, employees, consultants and advisors of the Company. The 2015 Plan is the Company’s only active plan for providing equity incentives to such persons.

The Board of Directors and the Compensation Committee strongly believe that the 2015 Plan is a critical component of our overall compensation program and essential to our continued success. The purpose of the 2015 Plan is to assist us to successfully attract, retain, reward and motivate the best available officers, directors, employees, advisors and consultants by providing them with an equity interest in our company in order to align their interests with the interests of our stockholders and to provide such persons with incentives to pursue the long-term growth, profitability and financial success of our company and to increase stockholder value. The 2015 Plan is also designed to allow us to take a full federal income tax deduction for the compensation paid to our executive officers in connection with certain awards granted under the 2015 Plan.

As originally adopted, a total of 2,000,000 shares of our common stock were reserved for issuance under the 2015 Plan. As of April 13, 2018, under the current share counting formula, no shares of our common stock remain available for issuance under the 2015 Plan pursuant to future awards, not including any shares that might in the future be returned to the 2015 Plan as a result of awards expiring, being forfeited or otherwise terminating. As of the date of this proxy statement, all awards under the 2015 Plan have been grants of either stock options or restricted stock.

In addition, on September 25, 2017, 250,000 of ISOs were contingently granted to an employee, subject to vesting requirements and contingent upon the approval by the shareholders of an amendment to the 2015 Plan to increase the amount of shares reserved under the Plan. Thus, even if the current proposal is approved, only 1,250,000 will be available for new grants, assuming no other existing grants are forfeited by the recipients.

16

On April 13, 2018, the last reported sale price of our common stock as reported on OTCQB was $0.18 per share.

Proposed Plan Amendments

On September 25, 2017, and February 19, 2018, upon the recommendation of the Compensation Committee, the Board of Directors adopted, subject to stockholder approval, and is recommending that stockholders adopt and approve at the Annual Meeting, the Plan Amendments. The Board of Directors believes that the Plan Amendments are important to allow us to continue to meet the goals of our overall compensation program and are necessary to help drive our continued success.

Under the Plan Amendments, the number of shares of our common stock authorized for issuance under the 2015 Plan would be increased by 1,500,000 shares to a total of 3,500,000 shares.

Under the Plan Amendments, we are also proposing to increase the limit for the number of incentive stock options that can be issued under the 2015 Plan from 1,000,000 to 3,500,000.

The Plan Amendments also propose to increase the maximum number of shares of common stock for which awards may be granted to any individual in any year from 1,000,000 shares to 1,250,000 shares.

The proposed Plan Amendments of the 2015 Plan will become effective immediately upon stockholder approval at the Annual Meeting. Other than the grant of 250,000 ISOs to James F. DeSocio (which grant is contingent upon shareholder approval of the Plan Amendments), no grants or awards will be made with respect to the additional shares that will be authorized under the Plan Amendments unless and until stockholders approve the Plan Amendments. If stockholders do not approve the proposed Plan Amendments, then the proposed Plan Amendments will not become effective, the 2015 Plan will continue in effect after the Annual Meeting as currently in effect without any Plan Amendments, and the 250,000 ISOs granted to James F. DeSocio on a contingent basis would be forfeit.

Summary of the 2015 Plan

The principal features of the 2015 Plan, as proposed to be amended, are summarized below. The following summary does not purport to be complete and is qualified in its entirety by reference to the 2015 Plan and the Plan Amendments. The full text of the 2015 Plan and the Plan Amendments are attached to this proxy statement as Appendix A.

Purpose. The purpose of the 2015 Plan is to attract, retain, reward and motivate the best available officers, directors, employees, advisors and consultants by providing them with an equity interest in order to align their interests with those of our stockholders and providing such persons with incentives to promote our long-term growth and profitability and the success of our business and to enhance stockholder value. The 2015 Plan is also designed to permit us to make cash- and equity-based awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The 2015 Plan will become effective immediately upon stockholder approval at the Annual Meeting.

Shares Available for Issuance. If stockholders approve the 2015 Plan, a total of 3,500,000 shares of our common stock will be authorized and reserved for issuance under the 2015 Plan, subject to adjustment for certain changes in our capital structure. The shares of common stock issuable under the 2015 Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us in the open market (other than with the proceeds of stock option exercises).

The number of shares available for issuance under the 2015 Plan is reduced by one share for each share of common stock issued upon exercise or settlement of all awards. In the event that an award expires or is cancelled, forfeited, settled in cash or otherwise terminated before delivery of all or some of the shares subject to such award, then the number of shares available for issuance under the 2015 Plan will be increased by one share for each share subject to an award value. The 2015 Plan counts shares on a “gross” basis and does not allow the re-grant of shares withheld or surrendered in payment of the exercise price or tax withholding obligations of an award. To the extent permitted by applicable law or any stock exchange rule, shares issued or issuable in connection with any award issued in substitution for any outstanding award of any entity acquired in any form of combination by us or our subsidiaries are be counted against the shares available for issuance under the 2015 Plan.

17

Administration. The 2015 Plan is administered by the Compensation Committee or another committee appointed by our board of directors, unless our board decides at any time to administer the 2015 Plan. The committee is currently comprised of three directors who are not our officers or employees and who meet certain other criteria under applicable federal securities law and federal tax law provisions, including meeting the definition of “non-employee directors” under Section 16(b) of the Exchange Act and meeting the definition of “outside directors” under Section 162(m) of the Code. The members of the board and of the committee are eligible for awards under the 2015 Plan. If the board of directors at any time decides to administer the 2015 Plan, it will have all of the powers of the committee under the 2015 Plan.

The committee is authorized to designate which participants will receive awards, determine the type and number of awards to be granted, set the terms, conditions and provisions of awards (including the exercise price, the exercisability and vesting and the form of consideration payable upon exercise of awards), cancel awards, prescribe forms of award agreements, interpret the 2015 Plan, establish, amend and rescind rules and regulations related to the 2015 Plan, and make all other determinations which may be necessary or advisable to the administration of the 2015 Plan or the grant of awards under the 2015 Plan, subject to the terms and conditions of the 2015 Plan. The board or the committee may, to the extent permitted by applicable law, delegate the authority to grant or amend awards to one or more of our officers or non-employee directors. Any such officer or non-employee director will not be delegated the authority to grant awards to our officers.

Eligibility. The officers, directors, employees, consultants and advisers of our company and of our existing or future subsidiaries who, in the determination of the board or committee, are responsible for or contribute to our management, growth, profitability and successful performance are eligible to receive awards under the 2015 Plan. All of our employees, all four of our non-employee directors, and in general our advisors and consultants are eligible to receive awards under the 2015 Plan. However, only our employees are eligible to receive awards of incentive stock options under the 2015 Plan.

Limitations. During any calendar year, the maximum number of shares that can be granted to any individual participant subject to awards under the 2015 Plan will be 1,250,000 shares, and the maximum amount of cash payable under awards, even performance-based awards, to any individual participant is $1 million. In addition, the maximum number of shares that can be issued upon exercise of incentive stock options awarded under the 2015 Plan is 1,000,000.

Awards. The 2015 Plan provides that the committee may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and other stock-based compensation awards or any combination thereof to our officers, directors, employees, consultants and advisors. These awards may be granted on the terms and conditions described in the 2015 Plan .Each award is evidenced by a separate agreement with the grantee of the award and will indicate the type, terms and conditions of the award.

Stock Options. Under the 2015 Plan, the committee is authorized to grant stock options, which can be either incentive stock options or non-qualified stock options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The committee will determine the number of shares that can be exercised under a stock option. In addition, the exercise price of stock options will be determined by the board or committee but may not be less than the fair market value of our common stock on the date of grant (or 110% of the fair market value in the case of an incentive stock option granted to an employee beneficially owning more than 10% of our outstanding common stock). The committee may grant non-qualified stock options to any eligible participant, but may grant incentive stock options only to employees. Stock options will become exercisable at such time or times in whole or in part as determined by the committee, except that stock options may not be exercised later than 10 years after the date of grant (5 years after grant in the case of an incentive stock option granted to an employee beneficially owning more than 10% of our outstanding common stock). Stock options may be exercised by payment of the exercise price in cash, shares of our common stock, cashless exercise, exchange of outstanding awards or other property, or in any combination of those methods having a fair market value equal to the exercise price, as the committee determines. Stock options are generally not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

18

Stock Appreciation Rights. The 2015 Plan authorizes the committee to grant stock appreciation rights, either alone or in tandem with underlying stock options. Stock appreciation rights entitle the participant to receive, upon exercise, an amount of cash or shares or some combination of both, as determined by the committee, equal in value to the excess, if any, of the fair market value of the shares covered by the stock appreciation right on the date of exercise over the base price of the stock appreciation right. The base price for stock appreciation rights will be fixed by the committee but will not be less than the fair market value of our common stock on the date of grant. Stock appreciation rights will be exercisable at such time or times and under such other terms and conditions as determined by the committee, except that stock appreciation rights may not be exercised later than 10 years from the date of grant.

Prohibition on Repricing Stock Options and Stock Appreciation Rights. The 2015 Plan prohibits the direct or indirect repricing of outstanding stock options or stock appreciation rights granted under the 2015 Plan, without stockholder approval. For example, the exercise price of stock options or the base price of stock appreciation rights outstanding under the 2015 Plan are not permitted to be reduced, outstanding stock options and stock appreciation rights are not permitted to be exchanged for stock options or stock appreciation rights with a lower exercise or base price, and underwater stock options and stock appreciation rights are not permitted to be exchanged for cash, shares, other property or other awards, without stockholder approval.

Restricted Stock. The 2015 Plan also authorizes the award of restricted stock. An award of restricted stock is an award of shares of common stock that vests in accordance with such terms and conditions, and is subject to such restrictions, as the committee determines. The terms, conditions and restrictions applicable to an award of restricted stock may be based on service conditions, performance goals, other conditions or a combination of all of those as the committee determines to be appropriate. The restricted stock vests and may be disposed of by the participant only in accordance with those terms and conditions and after such restrictions lapse in whole or in installments as the committee determines. Restricted stock awards may be subject to forfeiture if, for example, the participant’s employment terminates before the award vests. A participant receiving restricted stock has all the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, unless the committee otherwise determines.

Restricted Stock Units. The 2015 Plan also authorizes the award of restricted stock units. A restricted stock unit is the right to receive a share of common stock upon the completion of a vesting period. The board or committee determines the terms and conditions, including vesting, of restricted stock units. As with awards of restricted stock, restricted stock units vest in accordance with terms and conditions, and are subject to such restrictions, as the committee determines, and those terms, conditions and restrictions may be based on service conditions, performance goals, other conditions or a combination of all of those as the committee determines to be appropriate. However, unlike an award of restricted stock, a participant receiving restricted stock units has no rights of a stockholder until the restricted stock unit vests and the shares are issued.

Deferred Stock. The 2015 Plan also authorizes the committee to make deferred stock awards, generally consisting of a right to receive shares of our common stock at the end of specified deferral periods. Awards of deferred stock are subject to such conditions or limitations as the committee may impose, which conditions or limitations may lapse at the end of the deferral period in installments or otherwise. Deferred stock awards carry no voting or dividend rights or other rights associated with stock ownership. Upon termination of employment during the restriction or deferral period, deferred stock will be forfeited subject to such exceptions, if any, as are authorized by the committee.

Bonus Shares and Awards in Lieu of Obligations. The committee is authorized under the 2015 Plan to grant shares of common stock to eligible persons as a bonus or in lieu of obligations (such as salary requirements) to pay cash or deliver other property, subject to such terms as determined by the committee.

19

Performance Awards. Under the 2015 Plan, the committee may make a performance award, which is an award of a number of units that represents the right to receive a specified number of shares of common stock or cash, or both, upon satisfaction of certain specified performance criteria, as applicable to us or any subsidiary, division, business unit or individual, subject to such terms and conditions as the committee determines. Performance awards will be earned to the extent such performance goals established by the committee are achieved over a period of time specified by the committee. The performance objectives may vary from participant to participant, group to group and period to period. The performance objectives for awards intended to constitute “qualified performance-based compensation” (see discussion below under the heading “—Summary of Federal Income Tax Consequences”) will include, but not be limited to, the following: earnings per share and growth in earnings per share; gross or net sales, revenues and growth of sales or revenues; cash flow (including, but not limited to, operating cash flow and free cash flow); return on investment; return on net assets, assets, capital or equity; economic value added; operating margins; gross or net profit margin; income or net income (before or after taxes); pre-tax income before interest, depreciation and amortization; pre-tax operating earnings after interest expense and before extraordinary or special items; operating income or net operating income; operating profit or net operating profit; total stockholder returns; price of the shares (and changes thereof); cost reductions or savings; research and development expenses; productivity; expenses; operating efficiency; customer satisfaction; working capital; market share; and any of the above goals as compared to the performance of a published or special index deemed applicable by the committee. Performance goals may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to the results of a peer group, and may reflect the results of our company on a consolidated basis or any one or more of our subsidiaries, divisions or other business units. The committee has the discretion to determine the value of each performance award, to adjust the performance goal as it deems equitable to reflect events affecting the us or changes in law or accounting principles or other factors, and to determine the extent to which performance awards that are earned may be paid in the form of cash, deferred cash, shares of common stock or other awards or property, or a combination thereof.

Dividend Equivalents. The committee is authorized to grant dividend equivalents conferring on a participant the right to receive an amount equal to the value of dividends per share paid by us, if any, calculated with reference to a specified number of shares of our common stock. Dividend equivalents may be granted in connection with full value awards granted under the 2015 Plan. Dividend equivalents may be paid in cash or shares of our common stock, or in a combination of both, at the election of the committee. No dividend equivalents will be payable with respect to stock options or stock appreciation rights.

Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the 2015 Plan may, in the discretion of the committee, be granted either alone or in addition to or in tandem with any other award granted under the 2015 Plan or any award granted under any other plan we may adopt from time to time. Generally, awards may not be granted in substitution for another award under the 2015 Plan, or retroactively in tandem with another award under the 2015 Plan at an exercise or base price lower than that of the previously granted award, without stockholder approval. However, the committee may grant shares or awards under the 2015 Plan in assumption of, or substitution or exchange for, options or other awards granted, or the right or obligation to grant future options or other awards, by a company involved in a corporate transaction with us.

Other Stock-Based Awards. In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2015 Plan authorizes the committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our securities in addition to those specifically described in the 2015 Plan. These awards must be valued in whole or in part by reference to, or must otherwise be based on, the shares of our common stock, or the cash equivalent of such shares. These awards may be granted wither alone, in addition to, or in tandem with, other awards granted under the 2015 Plan or cash awards made outside the 2015 Plan. The committee will determine the terms and conditions of such awards, including the consideration paid for awards as purchase rights, which consideration generally may not be less than the fair market value of the common stock on the date that the purchase right is granted. These awards may include, without limitation, performance shares and restricted stock units that entitle the participant to receive, upon satisfaction of performance goals or other conditions, a specified number of shares of common stock or the cash equivalent thereof.

Vesting of Awards. The applicable award agreement governing an award will contain the period during which the right to exercise the award in whole or in part vests, including the events or conditions upon which the vesting of any award may accelerate.

20

Transferability of Awards. Under the 2015 Plan, awards are generally not assignable or transferable by a participant, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, except to us under the terms of the 2015 Plan, and except that, upon approval by the committee, non-qualified stock options and SARs may be transferred by participants to immediate family members, to trusts for the benefit of immediate family members and to partnerships or similar entities in which such participant and the participant’s immediate family members are the only parties or members.

Acceleration of Awards Upon Change in Control. The 2015 Plan provides that in the event of our “change in control” (as defined in the 2015 Plan and subject to limitations due to Section 409A of the Code), all outstanding awards under the 2015 Plan, regardless of any limitations or restrictions, will immediately vest and become fully exercisable, and all restrictions applicable to outstanding restricted stock, performance awards and other stock-based awards will lapse, unless otherwise provided by the committee at the time of grant of the award or unless waived or deferred by the participants.

Amendment and Termination of the 2015 Plan. The board of directors has the right to amend, alter, suspend, discontinue or terminate the 2015 Plan at any time without the consent of the stockholders or participants, except that (i) stockholder approval of such action will be required if such approval is required by any federal or state law or regulation or stock exchange or stock market rule, regulation or policy, or if the board in its discretion determines that obtaining such stockholder approval is advisable, and (ii) subject to the terms of the 2015 Plan, no amendment or termination of the 2015 Plan may materially and adversely affect the rights of a participant under any award granted under the 2015 Plan without the consent of the affected participant. Unless earlier terminated by the board, the 2015 Plan will terminate on April 30, 2025, the tenth anniversary of the adoption of the Plan by the board of directors, and no award may be granted under the 2015 Plan after that date, although awards granted prior to that date will remain in full force and effect subject to their terms.

The committee may amend or terminate outstanding awards under the 2015 Plan, unless expressly prohibited by the 2015 Plan. However, the amendment or termination of any award that materially reduces the value of an award or otherwise impairs or adversely affects the rights of the participant under such award will require the consent of the participant.

Adjustments upon Changes in Capitalization. In the event that our stock changes by reason of any dividend (excluding an ordinary dividend) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, sale, transfer, exchange or other disposition of all or substantially all of our assets, exchange of our securities, issuance of warrants or other rights to purchase common stock or other of our securities, or other similar transaction or change in our capital structure, then the committee will make equitable adjustments to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the 2015 Plan by making appropriate adjustments to the number and class of shares with respect to which awards may be granted under the 2015 Plan, the maximum number of shares that may be issued to any individual in any fiscal year pursuant to awards, the terms and conditions of any outstanding awards, and the number and kind of shares and the exercise price of any outstanding award under the 2015 Plan.

Section 409A. Section 409A of the Code generally establishes very specific requirements that must be followed with respect to covered deferred compensation plans in order to avoid the imposition of an additional 20% federal income tax (plus interest) on the service provider who is entitled to receive the deferred compensation. The 2015 Plan is intended to be interpreted and operated in accordance with Section 409A, including any regulations or guidance issued by the Treasury Department, and contains a number of provisions intended to avoid the imposition of additional tax on 2015 Plan recipients under Section 409A. The 2015 Plan contains provisions intended to assist the committee in complying with Section 409A including, among other things, the authority to amend the 2015 Plan and outstanding awards to preserve the intended benefits of awards granted under the 2015 Plan and to avoid the imposition of an additional tax under Section 409A. For example, if the committee determines that any awards made under the 2015 Plan will be taxable to a participant under Section 409A, then prior to exercise of stock options or stock appreciation rights by such participant or payment of other awards to such participant, the committee may amend the 2015 Plan and any outstanding awards, including retroactively, if the committee, if any, determines it is necessary or appropriate to do so to preserve the intended tax treatment of the awards granted under the 2015 Plan. The committee also may take other actions it determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A.

21

Summary of Federal Income Tax Consequences

The following is a brief and general summary of certain federal income tax consequences of awards that may be granted under the 2015 Plan. This summary is based upon the Code, the applicable treasury regulations promulgated thereunder, judicial authority and administrative ruling and practice, all as currently in effect. Legislative, judicial or administrative rules and interpretations are subject to change, potentially on a retroactive basis, at any time, and such changes could alter or modify the statements and conclusions set forth below. This summary does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to a particular participant in light of such participant’s personal investment circumstances or participants subject to special treatment under the federal income tax laws. The summary also does not address the effects of foreign, state or local tax consequences. The 2015 Plan is not a tax-qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Incentive Stock Options. A participant who is granted an incentive stock option will not recognize any taxable income at the time the incentive stock option is granted or exercised, although the amount by which the fair market value of our common stock on the date of exercise exceeds the option exercise price is an adjustment item for purposes of the alternative minimum tax. If the participant holds the shares received upon the exercise of the incentive stock option for at least one year after the date of exercise and two years after the date of grant, referred to as the “holding period”, then any difference between the amount realized upon the disposition of the shares and the exercise price will be treated as long-term capital gain or loss to the participant. We will not have any tax consequences from the grant or exercise of an incentive stock option (except as discussed below) if the participant satisfies the holding period requirements.

If a participant exercises an incentive stock option but does not satisfy the holding period requirements above, the participant generally will recognize ordinary income in the year of disposition of the shares acquired upon the exercise of an incentive stock option equal to the excess, if any, of the fair market value of the common stock on the date of exercise over the option exercise price, and any excess of the amount realized on such disposition over the fair market value of the common stock on the date of exercise will be taxed as long-term or short-term capital gain, as applicable. If the participant disposes of the shares prior to the satisfaction of the holding period requirements but the amount realized is less than the fair market value of the common stock on the date of exercise, the participant will recognize ordinary income equal only on the excess of the amount realized upon the disposition of the shares over the option exercise price. In either event, we will be entitled to a tax deduction in an amount equal to the amount constituting ordinary income to the participant.

If a participant exercises an incentive stock option by tendering shares (other than the shares acquired upon the exercise of an incentive stock option and not held for the requisite holding period) in payment of all or part of the option exercise price, the participant will not be required to recognize any taxable income from the exchange and option exercise, and the participant’s tax basis and holding period (for capital gain purposes) for the tendered shares will be treated as a substituted basis for the shares received upon the exercise of the incentive stock option. If the participant uses shares received upon the exercise of an incentive stock option as to which the participant had not satisfied the applicable holding period requirements, the exchange will be treated as a taxable disqualifying disposition of the exchanged shares, with the result of the excess of the fair market value of the shares tendered over the participant’s basis in such shares would be taxable.

Non-Qualified Stock Options. A participant who is granted a non-qualified stock option will not recognize any taxable income, and we will not have any tax consequences, at the time the non-qualified stock option is granted. In general, upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of our common stock on the date of exercise over the option exercise price, and we will be entitled to a tax deduction in the same amount in the year the participant exercises the non-qualified stock option. Upon subsequent disposition of shares acquired upon the exercise of a non-qualified stock option, a participant will have a capital gain or loss equal to the difference between the amount realized on the disposition and the participant’s tax basis in the shares, which is generally the amount paid for the shares plus the amount treated as ordinary income at the time the non-qualified stock option was exercised. Such capital gain or loss will be long-term if the participant’s holding period is longer than one year, and short-term otherwise. The participant’s taxable disposition of the shares acquired upon the exercise of a non-qualified stock option will not result in any additional tax consequences to us.

22

Stock Appreciation Rights. The grant of a stock appreciation right will create no federal income tax consequences for the participant or us. When a participant exercises a stock appreciation right, the amount of any cash received and the fair market value on the date of exercise of any shares received will constitute ordinary income to the participant, and we will be entitled to a tax deduction in the same amount in the year of exercise.

Restricted Stock. The federal income tax consequences of restricted stock awards depend upon the restrictions imposed on the restricted stock. In the absence of an election under Section 83(b) of the Code by a participant, the grant of restricted stock will not result in taxable income to the participant or entitle us to a tax deduction in the year of grant if the restricted stock received is subject to a substantial risk of forfeiture and is either non-transferable or after transfer remains subject to such substantial risk of forfeiture. In such case, a participant must recognize ordinary income equal to the fair market value of the restricted stock received as of the first date the restricted stock becomes either transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. However, a participant may, in his or her discretion, make a Section 83(b) election to recognize as ordinary income the value of the restricted stock as of the date of receipt rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture. We generally will be entitled to a tax deduction in the amount of the fair market value of the restricted stock transferred to the participant in the year the participant recognizes ordinary income. Prior to the lapse of restrictions, dividends paid on restricted stock will be taxable to the participant as ordinary income in the year such restricted stock is received free of restrictions, and we will be entitled to a tax deduction in the same amount.

Restricted Stock Units and Deferred Stock. A participant who receives an award of restricted stock units or a deferred stock award will generally not recognize any taxable income, and we will not have any tax consequences, at the time the award of restricted stock units or a deferred stock is granted. When a participant receives the shares of common stock under the terms of the award, the fair market value on the date of exercise of the shares received, less any amount paid by the participant for such shares, will constitute ordinary income to the participant, and we will be entitled to a tax deduction in the same amount in the year of exercise.

Dividend Equivalent Awards. A participant who receives a dividend equivalent award generally will not recognize any taxable income, and we will not have any tax consequences, at the time the dividend equivalent award is granted. When a participant is paid for the award, the amount of any cash received and the fair market value on the date any shares are received will constitute ordinary income to the participant, and we will be entitled to a tax deduction in the same amount in the year of the award is paid.

Performance Awards. A participant who receives a performance award of shares of common stock will generally recognize ordinary income in the year the award is received equal to the fair market value of our common stock on the date of award. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant in the year such income is recognized.

Other Stock-Based Awards. A participant will recognize ordinary income equal to the amount of any cash payments or the fair market value of any shares of common stock or other property received in connection with other stock-based awards (less any amounts paid by the participant) in the year the stock-based award is received or made available to the participant without substantial restrictions or risk of forfeiture in a manner consistent with the treatment of restricted stock. We generally will be entitled to a tax deduction in the same amount and at the same time the participant recognizes such ordinary income.

Section 162(m). Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the 2015 Plan) by a public company to the chief executive officer and to the four other most highly compensated executive officers of the Company to no more than $1,000,000 per person. This limit, however, does not apply to “qualified performance-based compensation.” We generally intend to structure any stock options and other awards granted under the 2015 Plan that might be affected by Section 162(m) of the Code to comply with the performance-based compensation exemption to the deductibility limit.

23

Section 409A. The 2015 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Section 409A of the Code. The tax consequences (including the amounts and the timing of those tax consequences) described above assume that an award is not subject to or does not violate the requirements of Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Stock options, stock appreciation rights and restricted stock awards that comply with the terms of the 2015 Plan and do not have a deferral feature, and are not amended, are generally exempt from the application of Section 409A, which is applicable to deferred compensation plans within the meaning of Section 409A. Restricted stock units, deferred stock awards and performance shares granted under the 2015 Plan are generally subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from Section 409A. Awards that do not comply with Section 409A can result in the value of the deferred compensation being currently includable in the service provider’s federal income tax purposes and being taxed at the service provider’s marginal federal income tax rate plus an additional 20%, and interest and penalties may be included.

New Plan Benefits

Other than the grant of 250,000 contingent ISOs to James F. DeSocio (which grant is contingent upon shareholder approval of the Plan Amendments), no incentive stock option awards will be granted under the 2015 Plan unless and until the 2015 Plan has been approved by our stockholders. The grant of awards under the 2015 Plan to eligible directors, officers, employees, consultants and advisors, including the named executive officers, is subject to the discretion of the committee and therefore cannot be determined in advance, other than the grants of restricted stock payable to non-employee directors on a formula basis as discussed under “Director Compensation” below. For a description of the options granted during the fiscal year 2017 to the Named Executive Officers under the 2015 Plan, please see the “Summary Compensation Table” and the “Option Grants in Last Fiscal Year” table below under “Executive Compensation.” As of the date of this proxy statement, and other than with respect to the contingent ISOs held by James F. DeSocio, as set forth above, no determination has been made as to which or how many of the persons eligible to receive awards under the 2015 Plan will receive future awards under the 2015 Plan. Accordingly, except as otherwise provided above, the benefits or amounts that will be received by or allocated to individuals or groups under the 2015 Plan in the future are not presently determinable.

The following table sets forth information as of April 13, 2018 regarding awards that have been granted under our 2015 Plan to (i) each of our named executive officers, (ii) our named executive officers as a group, (iii) our directors who are not named executive officers as a group, and (iv) our employees who are not named executive officers as a group:

		Number of
		Shares of
	Number of	Restricted
Name	Options	Stock
James F. DeSocio	1,250,000*	-
Matthew L. Chretien	100,000	8,333
Joseph D. Spain	100,000	-
Thomas D. Moss	50,000	-
All named executive officers as a group (4 persons)	1,400,000	8,333
All non-officer directors as a group (4 persons)	128,000	52,939
All non-officer employees as a group (7 persons)	210,000	-

*250,000 out of the 1,250,000 options were granted to James F. DeSocio on a contingent basis, pending approval by the shareholders of the proposed Plan Amendments.

24

Equity Compensation Plan Information

The 2015 Plan is our only equity compensation plan under which shares of our common stock have been authorized for issuance to our directors, officers, employees, advisors and consultants and awards have been made and were outstanding as of December 31, 2017. In addition, during 2018 we issued restricted stock to our directors outside of any equity compensation plan that had been approved by our stockholders, which are the only outstanding restricted stock granted under plans not approved by our stockholders.

Vote Required

The approval of the Plan Amendments to the 2015 Stock Plan requires the affirmative “FOR” vote of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal.

Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” the adoption and approval of the proposed Plan Amendments to our 2015 Plan. Proxy cards signed and timely returned to us will be so voted, unless contrary instructions are specified thereon.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2:
THE APPROVAL OF THE FOREGOING PLAN AMENDMENTS TO OUR 2015 PLAN

Proxy cards properly signed and timely returned to us will be so voted, unless contrary instructions are specified thereon.

25

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

We are asking our stockholders to adopt and approve an amendment the Charter Amendment to our Articles of Incorporation in order to increase the number of shares of common stock authorized for issuance by 25,000,000 shares to a total of 75,000,000 shares. The Board of Directors believes that this Charter Amendment is in the best interests of our company and our stockholders, because of the importance of having a sufficient number of shares of common stock to provide us with the flexibility to use our common stock for corporate purposes in the future, including for public or private offerings to raise capital, strategic relationships, and for other strategic and general business and financial purposes. Accordingly, the Board of Directors has unanimously approved, and recommends that our stockholders adopt, the proposed Charter Amendment to our Articles of Incorporation to increase the authorized number of shares of common stock.

Our Articles of Incorporation currently authorize the issuance of 50,000,000 shares of common stock, par value $0.001 per share. As of April 13, 2018, 17,729,421 shares of common stock were outstanding and 22,963,385 shares of common stock were reserved for issuance upon the exercise of outstanding warrants, the 2015 Plan, and convertible notes.

The Company has no present arrangements, commitments, understandings or agreements with respect to the sale or issuance of any additional shares of Common Stock.

Description of the Charter Amendment

On February 16, 2018, our Board of Directors unanimously approved the Charter Amendment to Article II of our Articles of Incorporation, subject to stockholder approval, to increase the number of shares of our common stock that we are authorized to issue from 50,000,000 to 75,000,000. The additional shares of common stock that would be authorized for issuance under the Amendment, when issued, would have identical rights and privileges as the shares of common stock currently issued and outstanding.

The full text of the proposed Charter Amendment, which would replace the first two paragraphs of Article II of our Articles of Incorporation in their entirety, reads as follows:

“The amount of the total authorized capital stock of the Corporation is 75,000,000 shares of common stock, par value $0.001 per share. Each share of common stock shall have one (1) vote. Such stock may be issued from time to time without any action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors, and shares so issued, the full consideration for which has been paid or delivered, shall be deemed the fully paid up stock, and the holder of such shares shall not be liable for any further payment thereof. Said stock shall not be subject to assessment to pay the debts of the Corporation, and no paid-up stock and no stock issued as fully paid, shall ever be assessed or assessable by the Corporation.

“The Corporation is authorized to issue 75,000,000 shares of common stock, par value $0.001 per share.”

If our stockholders approve the Charter Amendment, we intend to file a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada promptly after the Annual Meeting. The Charter Amendment will become effective upon that filing.

Purposes of the Amendment

The primary purpose of the Charter Amendment is to provide us with a sufficient number of shares of common stock to allow us to have the flexibility to use our common stock for corporate purposes in the future, including for public or private offerings to raise capital, acquisitions, strategic relationships, potential equity compensation awards, and for other strategic and general business and financial purposes.

26

The Board believes that it is in the best interests of our company and our stockholders to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available for issuance to meet business and financial needs as they arise. As of the record date, we had only 9,307,194 shares authorized and unissued shares in excess of the aggregate of our shares currently outstanding plus shares reserved for issuance under outstanding warrants, stock options, and convertible notes.

The additional authorized but unissued shares of common stock that would be provided by the Amendment, just as the currently authorized but unissued shares of common stock, would be available for issuance from time to time by our Board of Directors for such purposes and for such consideration as the Board determines to be appropriate without further action by the stockholders, except as required under our Articles of Incorporation, Nevada law or applicable stock exchange rules and regulations.

Increasing the number of authorized shares of common stock would give us greater flexibility. We are constantly exploring additional sources of financing, strategic transactions, and other corporate opportunities which our Board believes will be in the best interests of our company and our stockholders. The failure of stockholders to approve the Charter Amendment may require us to forego attractive financing opportunities or strategic transactions that arise, to abandon future plans for stock-based compensation that we believe more closely aligns our interests with the interests of our stockholders and to forego raising additional capital required for the Company to fund its current operations. The availability of such additional shares will provide us with the flexibility to issue common stock for such business or financial purposes that may be identified in the future by the Board, without the possible expense and delay of seeking separate stockholder approval. We have no current plans, arrangements or understandings regarding the additional shares of common stock that would be authorized pursuant to the Charter Amendment.

Potential Effects of the Charter Amendment

If our stockholders approve the Charter Amendment, the Board of Directors may cause the issuance of additional shares of common stock without further vote of our stockholders, except as may be required in particular cases by our Articles of Incorporation, Nevada law or applicable SEC rules and requirements. The additional shares of common stock authorized in the Charter Amendment will not be entitled to preemptive rights nor will existing stockholders have any preemptive rights to acquire any of those shares when issued. In addition, while the adoption of the Charter Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, any future issuances of additional shares of common stock or securities convertible into or exercisable for common stock could have a dilutive effect on the equity, earnings and voting interests of existing stockholders, although the mere adoption of the Charter Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the market price of our common stock.

While we have not proposed the Charter Amendment with the intention of using the additional unauthorized shares for anti-takeover purposes, we could be able to use the additional shares to oppose a hostile takeover attempt or to delay or prevent a change in control or management of our company. In addition, the increase in the number of authorized shares of common stock could discourage or hinder efforts by other parties to obtain control of us, thereby having an anti-takeover effect, even if some or all of our stockholders deem such a transaction to be desirable. The existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise. For example, new shares could be issued to purchasers who might support the Board of Directors in opposing a hostile takeover bid, could be issued in transactions that dilute the stock ownership and voting power of a third party seeking to effect a merger or could be issued under future stockholder rights plans in reaction to an unsolicited acquisition proposal. The ability of the Board to issue additional shares of common stock could be used by our Board to discourage transactions in which the stockholders might otherwise receive a premium over prevailing market prices for their shares of our common stock. If changes in our ownership are discouraged, delayed or prevented, it would be more difficult for our current Board and management to be removed and replaced, even if you and other stockholders believe such actions are in the best interests of us and our stockholders. The Charter Amendment is not being proposed in response to any known threat to acquire control of us.

27

We could also use the additional shares of common stock to effect stock splits, issue stock dividends, use in employee equity incentive plans or for potential strategic transactions including, among other things, capital raising, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although we have no present plans to do so. We cannot provide any assurance that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or financial results or the market price of our common stock.

Other than outstanding warrants, stock options, and convertible notes, the Board of Directors has no current plans, arrangements, commitments or understandings to issue additional shares of common stock that would be authorized by the Charter Amendment. However, the Board believes that the benefits of providing us with the flexibility to issue additional shares without delay for any proper business purpose outweigh any possible disadvantages of having such additional shares available for issuance.

Vote Required

The approval of the proposed Charter Amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock requires the affirmative “FOR” vote of a majority of the shares of our common stock outstanding as of the record date.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3:
THE ADOPTION AND APPROVAL OF THE CHARTER AMENDMENT TO THE COMPANY’S ARTICLES
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

Proxy cards properly signed and timely returned to us will be so voted, unless contrary instructions are specified thereon.

28

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Audit Committee of the Board of Directors has appointed GBQ to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018. GBQ has served as our independent registered public accounting firm since September 4, 2012.

At the Annual Meeting, our stockholders will be asked to ratify the Audit Committee’s appointment of GBQ as our registered public accounting firm for fiscal year 2018. While stockholder ratification of the appointment of GBQ is not required by our by-laws or by any other applicable legal requirement, we are submitting this appointment to our stockholders for ratification as a matter of good corporate governance. If our stockholders do not ratify the appointment of GBQ, then the Audit Committee will reconsider the appointment, although it may still determine to retain this appointment. Even if the appointment of GBQ is ratified by our stockholders, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

We expect that one or more representatives of GBQ will be present in person or telephonically at the Annual Meeting, and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire to do so.

The aggregate fees for professional services rendered to us by GBQ for the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	Fees
	2017	2016
Audit Fees	$78,000	$84,711
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

Total	$78,000	$84,711

Audit Fees

This category includes fees associated with our annual audit and the reviews of our quarterly reports on Form 10-Q. This category also includes fees associated with advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements, statutory audits, and services related to Securities and Exchange Commission registration statements and filings.

Audit-Related Fees

This category includes fees associated with employee benefit plan audits, internal control reviews, accounting consultations, and attestation services that are not required by statute or regulation. We did not engage GBQ for audit-related fees during the fiscal years ended December 31, 2017 and 2016.

Tax Fees

We did not engage GBQ for tax planning for merger and acquisition activities, tax consultations, the review of income tax returns and assistance with state tax examinations during the fiscal years ended December 31, 2017 and 2016.

29

All Other Fees

We did not engage GBQ to provide any information technology services or any other services during the fiscal years ended December 31, 2017 and 2016.

Audit Committee Pre-Approval Policy

Our Audit Committee specifically approved the audit and audit-related services performed by GBQ for the periods ended December 31, 2017 and 2016, when applicable.

For the fiscal year ending December 31, 2017, our Audit Committee pre-approved audit-related and non-audit related services not prohibited by law to be performed by our independent registered public accountants and associated fees. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditor. Audit Committee pre-approval of non-audit services (other than review and attestation services) also will not be required if such services fall within available exceptions established by the SEC.

Vote Required

The affirmative “FOR” vote of the holders of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal is required to ratify the appointment by the Audit Committee of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 4:
THE RATIFICATION OF THE APPOINTMENT OF GBQ
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018

Proxy cards properly signed and timely returned to us will be so voted, unless contrary instructions are specified thereon.

30

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table reflects the beneficial ownership of the Company’s common stock by all our executive officers and directors, and by each stockholder who beneficially owns more than 5% of the Company’s common stock, as of April 13, 2018.

The information provided in the table below is based on our records, information filed with the SEC and information provided by our directors and executive officers. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Intellinetics, Inc., 2190 Dividend Dr., Columbus, Ohio 43228.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Outstanding (1)
DIRECTORS AND OFFICERS
James F. DeSocio	1,450,000	(2)	7.56%
Matthew L Chretien	1,534,072	(3)	8.60%
Joseph D. Spain	100,000	(4)	*
Rye D’Orazio	252,767		1.43%
Sophie Pibouin	200,238	(5)	1.12%
Robert Schroeder	1,045,781	(6)	5.75%
Roger Kahn	138,693		*

Officers and Directors as a Group (7 Persons)	4,721,551	(7)	23.61%

STOCKHOLDERS WITH 5% OR MORE BENEFICIAL OWNERSHIP
Michael Taglich 275 Madison Ave., Suite 1618, New York, NY 10016	6,101,147	(8)	29.02%

Robert F. Taglich 275 Madison Ave., Suite 1618, New York, NY 10016	4,484,023	(9)	22.83%

Michael Chretien	1,396,685		7.88%

* Less than 1%

(1)	Based upon 17,729,421 shares of common stock issued and outstanding, plus shares beneficially owned but not issued for each respective stockholder.
(2)	Beneficial ownership includes 1,450,000 shares of common stock underlying stock options and convertible notes issued to Mr. DeSocio, exercisable within 60 days of April 13, 2018.
(3)	Beneficial ownership includes 110,595 shares of common stock underlying stock options and warrants issued to Mr. Chretien, exercisable within 60 days of April 13, 2018.
(4)	Beneficial ownership includes 100,000 shares of common stock underlying stock options issued to Mr. Spain, exercisable within 60 days of April 13, 2018.
(5)	Beneficial ownership includes 128,000 shares of common stock underlying stock options issued to Ms. Pibouin, exercisable within 60 days of April 13, 2018.
(6)	Beneficial ownership includes 465,841 shares of common stock underlying warrants issued to Mr. Schroeder, exercisable within 60 days of April 13, 2018.
(7)	Beneficial ownership includes 2,282,846 shares of common stock underlying stock options, warrants, and convertible notes issued to the group, as disclosed in (2) through (6) above, exercisable within 60 days of April 13, 2018.
(8)	Beneficial ownership includes 3,294,783 shares either held indirectly or representing common stock underlying warrants and convertible notes issued to Mr. Taglich, exercisable within 60 days of April 13, 2018.
(9)	Beneficial ownership includes 1,913,572 shares of common stock underlying warrants and convertible notes issued to Mr. Taglich, exercisable within 60 days of April 13, 2018.

31

EXECUTIVE COMPENSATION

As a “smaller reporting company” under SEC rules, our named executive officers (or “NEOs”) consist of (i) the individual(s) who served or acted as the Company’s principal executive officer during the last completed fiscal year; (ii) the Company’s two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the last completed fiscal year; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as one of our executive officers at the end of the last completed fiscal year. For the year ended December 31, 2017, our NEOs were the following individuals:

●	James F. DeSocio, our current President and Chief Executive Officer;

●	Matthew L. Chretien, our President and Chief Executive Officer during 2016 and until September 25, 2017;

●	Joseph D. Spain, our Chief Financial Officer and Treasurer as of December 1, 2016; and

●	Thomas D. Moss, our Chief Software Engineer.

Summary Compensation Table

The following table sets forth certain information relating to the total compensation earned for services rendered to us in all capacities by our NEOs for 2017.

Name & Principal Position	Year	Salary ($)	Stock Awards ($)		Option Awards(2) ($)		Total ($)
Matthew L. Chretien	2017	175,000	-		-		175,000
Chief Strategy Officer	2016	174,374	7,500	(1)	78,500	(3)	260,374
James F. DeSocio	2017	67,500	-		321,011	(4)	388,511
President and Chief Executive Officer as of September 25, 2017	2016	-	-		-		-
Joseph D. Spain	2017	140,000	-		-		140,000
Chief Financial Officer as of December 1, 2016	2016	21,538	-		63,937	(5)	85,475
Thomas D. Moss	2017	145,000	-		-		145,000
Chief Software Engineer	2016	145,000	-		39,250	(6)	184,250

(1) In 2016, Mr. Chretien received a stock award of $7,500 for his services as a member of the Board of Directors. The stock award was fully vested upon grant.

(2) The amounts in this column reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718, based on the closing sale price of our common stock on the date of grant. The amounts shown in this column are not necessarily indicative of the actual value that will be realized by the named executive officers with respect to such awards.

(3) In 2016, Mr. Chretien received an award of 100,000 stock options, with 25,000 vested upon receipt and the remainder vesting annually pro rata over a three-year period, which had a grant date fair value of $78,500.

(4) In 2017, Mr. DeSocio received an award of 1,250,000 stock options, with the options vesting quarterly pro rata over a two-year period, which had a grant date fair value of $321,011.

(5) In 2016, Mr. Spain received an award of 100,000 stock options, with the options vesting annually pro rata over a four-year period, which had a grant date fair value of $63,937.

(6) In 2016, Mr. Moss received an award of 50,000 stock options, with 12,500 vested upon receipt and the remainder vesting annually pro rata over a three-year period, which had a grant date fair value of $39,250.

32

Employment Agreements with our Executive Officers

Pension Benefits

We do not provide, sponsor or maintain any pension arrangements for our named executive officers or for our employees. Our named executive officers are eligible to participate in our 401(k) defined contribution plan. Joseph Spain and James DeSocio participated in our 401(k) plan during fiscal 2017, but no other named executive officers participated in our 401(k) plan during fiscal 2017 or 2016.

Non-Qualified Deferred Compensation

We do not provide and we have not adopted any non-qualified deferred contribution plans or other deferred compensation plans. In the future, the Compensation Committee may elect to provide our officers and other employees with non-qualified deferred contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

Employment Agreements with our Executive Officers

On December 1, 2016, pursuant to an Offer of Employment and Employment Agreement, the Company appointed Joseph D. Spain as the Chief Financial Officer. On September 25, 2017, pursuant to an offer letter agreement, the Company appointed James F. DeSocio as its President and Chief Executive Officer. Intellinetics Ohio is a party to an employment agreement with Matthew L. Chretien, dated as of September 16, 2011. The Company does not have an employment agreement with Mr. Chretien because the Company believes the agreement between Intellinetics Ohio and Mr. Chretien is expected to control the terms of his employment with the Company, as Intellinetics Ohio is the sole operating subsidiary of the Company.

Offer Letter Agreement with James F. DeSocio

Under this offer letter agreement, James F. DeSocio (i) receives compensation at the rate of $270,000 per year, (ii) is eligible to receive options to purchase up to 1,250,000 of the Company’s common stock, subject to various approvals, contingencies, and time vesting (iii) is eligible to participate in certain employee benefit programs, including a 401(k) plan, health insurance, paid vacation, access to an exercise facility, and use of certain company-paid technology, and (iv) is eligible for a bonus of up to $135,000, and (v) may become eligible, at the sole discretion of the Company, for profit sharing, and other bonuses. The term of the agreement is indefinite, and James F. DeSocio is an “at will” employee. Under the agreement, James F. DeSocio covenants (i) not to disclose trade secrets or proprietary information of the Company, (ii) not to solicit customers, clients, or employees of the Company for a period of two years after termination of the agreement, and (iii) not to compete with the Company in the state of Ohio for a period of six months after termination of his employment.

Employment Agreement with Matthew L. Chretien

Under this employment agreement, Matthew L. Chretien agreed to serve as the Interim President and Chief Executive Officer, Principal Accounting Officer, and Treasurer of Intellinetics, and to devote his full-time efforts to his employment with Intellinetics. Pursuant to the agreement, Matthew L. Chretien (i) receives compensation at the rate of $195,000 per year, (ii) is eligible to participate in certain employee benefit programs, including a 401(k) plan, health insurance, paid vacation, access to an exercise facility, and use of certain company-paid technology, (iii) may become eligible, at the sole discretion of Intellinetics, for profit sharing, commissions, and bonuses, and (iv) was entitled to receive deferred compensation in the form of a lump sum payment of $100,828 on March 31, 2015. Mr. Chretien has informally agreed to receive less in salary than his is entitled to receive under his Employment Agreement at the current time, while the Company is managing available cash and working towards profitability. The Company notified Mr. Chretien on March 31, 2015, that payment of the lump sum amount scheduled for March 31, 2015 is deferred subject to the Company’s available cash flow. The term of the agreement is indefinite, and both parties stipulate and agree that Matthew L. Chretien is an “at will” employee under Ohio law, which governs the agreement. The agreement can also terminate (i) if Intellinetics discontinues the operation of its business, or (ii) at the option of Intellinetics in the event that Matthew L. Chretien becomes permanently disabled. Under the agreement, Matthew L. Chretien covenants (i) not to disclose trade secrets or proprietary information of Intellinetics, (ii) not to solicit customers, clients, or employees of Intellinetics for a period of two years after termination of the agreement, and (iii) not to compete with Intellinetics in the state of Ohio for a period of six months after termination of his employment. Since the date of the agreement, Mr. Chretien has resigned the titles of President, Chief Executive Officer, Principal Accounting Officer, and Treasurer, and currently holds the titles of Secretary, Chief Technology Officer, and Chief Strategy Officer.

Employment Agreement with Joseph D. Spain

Under this employment agreement, Joseph D. Spain (i) receives compensation at the rate of $140,000 per year, (ii) is eligible to participate in certain employee benefit programs, including a 401(k) plan, health insurance, paid vacation, access to an exercise facility, and use of certain company-paid technology, and (iii) may become eligible, at the sole discretion of the Company, for profit sharing, and bonuses. The term of the agreement is indefinite, and Joseph D. Spain is an “at will” employee. Under the agreement, Joseph D. Spain covenants (i) not to disclose trade secrets or proprietary information of the Company, (ii) not to solicit customers, clients, or employees of the Company for a period of two years after termination of the agreement, and (iii) not to compete with the Company in the state of Ohio for a period of six months after termination of his employment.

33

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR END

The following table sets forth information regarding the outstanding equity awards, consisting of unvested and/or unexercised stock options held by our NEOs as of December 31, 2017:

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option exercise price ($)		Option expiration date
Matthew L. Chretien Chief Strategy Officer	50,000	50,000	(1)		$0.90	12/31/2025

James F. DeSocio President and Chief Executive Officer as of September 25, 2017	93,750 62,500	656,250 437,500	(2) (2)	$ $	0.30 0.38	12/31/2025 12/31/2025

Joseph D. Spain Chief Financial Officer	25,000	75,000	(3)		$0.76	12/07/2026

Thomas D. Moss Chief Software Engineer	25,000	25,000	(4)		$0.90	12/31/2025

(1) Mr. Chretien’s stock options vest in accordance with the following schedule: 25,000 on January 2, 2018; and 25,000 on January 2, 2019.

(2) Mr. DeSocio’s stock options vest in accordance with the following schedule: 156,250 on March 25, 2018; 156,250 on June 25, 2018; 156,250 on September 25, 2018; 156,250 on December 25, 2018; 156,250 on March 25, 2019; 156,250 on June 25, 2019; and 156,250 on September 25, 2019.

(3) Mr. Spain’s stock options vest in accordance with the following schedule: 25,000 on December 1, 2018; 25,000 on December 1, 2019; and 25,000 on December 1, 2020.

(4) Mr. Moss’s stock options vest in accordance with the following schedule: 12,500 on January 2, 2018, and 12,500 on January 2, 2019.

34

Director Compensation

Director Compensation 2017

The following table summarizes the total compensation we paid to our non-employee directors for the fiscal year ended December 31, 2017:

Name	Fees Earned or Paid in Cash	Stock Awards($)(1)	Option Awards($)	Total ($)
(a)	(b)	( c )	(d)	(h)
Sophie Pibouin	$15,000	$10,000	-	$25,000	(2)
Murray H. Gross	5,625	32,500	-	38,125	(3)
Rye D’Orazio	7,500	7,500	-	15,000
Robert C. Schroeder	7,500	13,750	-	21,250
Roger Kahn	-	1,875	-	1,875

(1) Stock awards set forth in column (c) were fully vested at the time of grant.

(2) At year end, Ms. Pibouin held aggregate stock option awards of 128,000, which were fully vested upon grant.

(3) At year end, Mr. Gross held aggregate stock option awards of 400,000, which were fully vested upon grant. Mr. Gross resigned as director on September 30, 2017.

On November 17, 2015, the Compensation Committee, pursuant to the authority given to it by the Board and under the 2015 Intellinetics Inc. Equity Incentive Plan, approved the following annual compensation for directors, payable on January 2 of each year beginning with 2016:

●	$7,500 cash payment ($15,000 for Ms. Pibouin),

●	Stock award equal to $7,500 as of the date of grant, in Company shares, pursuant to the 2015 Intellinetics Inc. Equity Incentive Plan ($10,000 for Ms. Pibouin), and

●	An additional amount of stock award equal to $25,000 as of the date of grant, in Company shares, pursuant to the 2015 Intellinetics Inc. Equity Incentive Plan, payable to the Chairman of the Board for his additional services in that role.

No additional compensation was paid to directors for meetings attended, committee memberships, or committee chairmanships.

35

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

The written charter for the Audit Committee requires that all transactions between the Company and any related person be reviewed, approved, and overseen by the Audit Committee, which is comprised of independent directors. Related person transactions are those transactions covered by Item 404 of Regulation S-K.

Certain Relationships and Related Transactions

The following is a summary of the related person transactions that Intellinetics has participated in at any time during each of the previous three fiscal years.

On January 1, 2016, Intellinetics Ohio repaid in full the outstanding principal and accrued interest on a note issued by Intellinetics Ohio to Jackie Chretien, a person related to Matthew Chretien, the President & CEO and a director of the Company. The largest aggregate amount of principal outstanding during 2016 was $15,000, the amount outstanding as of April 13, 2018 is $0, the total amount of principal paid during 2016 was $15,000, and the total amount of interest paid during 2016 was $4,403.

On January 1, 2016, Intellinetics Ohio repaid in full the outstanding principal and accrued interest on a note issued by Intellinetics Ohio to A. Michael Chretien, Secretary of the Company. The largest aggregate amount of principal outstanding during 2016 was $40,415, the amount outstanding as of April 13, 2018 is $0, the total amount of principal paid during 2016 was $40,415, and the total amount of interest paid during 2016 was $7,053.

The following convertible notes were issued by the Company to directors, officers, and stockholders holding more than 5% beneficial ownership of the Company’s common stock. The terms for all of the following notes provide for interest at an annual rate of 6% until the maturity date of December 31, 2015. Pursuant to the terms of each note and in accordance with the Note Exchange (detailed below), the noteholders converted the notes into shares of common stock, par value $0.001 per share, of the Company at a conversion rate set forth below. Any notes not paid or converted by their maturity date would have accrued interest at the annual rate of 12% from the maturity date until the date the notes were repaid in full. Any interest not paid quarterly also accrued interest at the annual rate of 12%.

Name and Affiliation to Company	Date of Note	Conversion Rate per Share	Original Principal Balance of Note	Largest aggregate amount of principal outstanding during 2017	Amount outstanding as of April 13, 2018 (principal and interest)	Amount of principal paid during 2017*	Amount of interest paid during 2017*
Michael Taglich 5% Stockholder	2/10/2015	$0.30	50,000	-0-	-0-	-0-	-0-
Michael Taglich 5% Stockholder	3/11/2015	$0.30	50,000	-0-	-0-	-0-	-0-
Robert Taglich 5% Stockholder	10/9/2014	$0.30	80,000	-0-	-0-	-0-	-0-
Robert Taglich 5% Stockholder	12/17/2014	$0.30	100,000	-0-	-0-	-0-	-0-
Robert Taglich 5% Stockholder	2/10/2015	$0.30	50,000	-0-	-0-	-0-	-0-
Robert Taglich 5% Stockholder	3/11/2015	$0.30	50,000	-0-	-0-	-0-	-0-

* Principal and interest on all notes were converted to equity in 2015.

36

The following convertible notes were issued by the Company to directors, officers, and stockholders holding more than 5% beneficial ownership of the Company’s common stock. The terms for all the following notes provide for interest at an annual rate of 10 percent until maturity three months following the effective date, with interest payable quarterly. Pursuant to the terms of each note and in accordance with the Note Exchange (detailed below), the noteholders converted the notes into shares of common stock, par value $0.001 per share, of the Company at a conversion rate set forth below. Any notes not paid or converted by their maturity date would have accrued interest at the annual rate of 12% from the maturity date until the date the notes were repaid in full. Any interest not paid quarterly also accrued interest at the annual rate of 12%.

Name and Affiliation to Company	Date of Note	Conversion Rate per Share	Original Principal Balance of Note	Largest aggregate amount of principal outstanding during 2017	Amount outstanding as of April 13, 2018 (principal and interest)	Amount of principal paid during 2017*	Amount of interest paid during 2017*
Michael Taglich 5% Stockholder	5/20/2015	$0.6	20,000	-0-	-0-	-0-	-0-
Michael Taglich 5% Stockholder	6/3/2015	$0.57	10,000	-0-	-0-	-0-	-0-
Michael Taglich 5% Stockholder	6/17/2015	$0.57	50,000	-0-	-0-	-0-	-0-
Michael Taglich 5% Stockholder	7/15/2015	$0.54	25,000	-0-	-0-	-0-	-0-
Michael Taglich 5% Stockholder	8/26/15	$0.6	36,000	-0-	-0-	-0-	-0-
Michael Taglich 5% Stockholder	9/22/15	$0.58	50,000	-0-	-0-	-0-	-0-
Robert Taglich 5% Stockholder	5/20/2015	$0.6	20,000	-0-	-0-	-0-	-0-
Robert Taglich 5% Stockholder	6/3/2015	$0.57	10,000	-0-	-0-	-0-	-0-
Robert Taglich 5% Stockholder	6/17/2015	$0.57	50,000	-0-	-0-	-0-	-0-
Robert Taglich 5% Stockholder	7/15/2015	$0.54	25,000	-0-	-0-	-0-	-0-
Robert Taglich 5% Stockholder	8/26/15	$0.6	36,000	-0-	-0-	-0-	-0-
Robert Taglich 5% Stockholder	9/22/15	$0.58	50,000	-0-	-0-	-0-	-0-

* Principal and interest on all notes were converted to equity in 2015.

The following convertible notes were issued by the Company to directors and stockholders holding more than 5% beneficial ownership of the Company’s common stock (“2016 Bridge Notes”). The terms for all the following notes provide for interest at an annual rate of 8 percent until maturity on December 1, 2017, which would not begin to accrue until 2017. Each note holder had a right, in their sole discretion, to convert the notes into securities to be issued by the Company in a private placement of equity, equity equivalent, convertible debt or debt financing. The noteholders converted the notes into new convertible notes, as set forth below, on December 30, 2016.

37

Name and Affiliation to Company	Date of Note	Conversion Rate per Share	Original Principal Balance of Note	Largest aggregate amount of principal outstanding during 2017	Amount outstanding as of April 13, 2018 (principal and interest)	Amount of principal paid during 2017*	Amount of interest paid during 2017*
Robert Schroeder Director	11/30/2016		25,000	-0-	-0-	-0-	0
Michael Taglich 5% Stockholder	11/30/2016		100,000	-0-	-0-	-0-	0
Robert Taglich 5% Stockholder	11/30/2016		100,000	-0-	-0-	-0-	0

* Principal and interest on all notes were converted to new convertible notes as set forth below in 2016.

The following convertible notes were issued by the Company to directors and stockholders holding more than 5% beneficial ownership of the Company’s common stock, partly in exchange for a surrender and cancellation of the 2016 Bridge Notes set forth above, and partially for cash. The notes bear interest at an annual rate of interest of 12% until maturity, with partial interest of 6% payable quarterly, and mature on December 31, 2018. The note investors had a right, in their sole discretion, to convert the notes into common shares of the Company at a conversion rate of $0.65 per share. If the notes have not been fully repaid by the Company by the maturity date or converted into shares at the election of the note investors prior to the maturity date, then such notes will accrue interest at the annual rate of 14% from the maturity date until the date the notes are repaid in full. Any interest not paid quarterly will also accrue interest at the annual rate of 8% instead of 6%.

Name and Affiliation to Company	Date of Note	Conversion Rate per Share	Original Principal Balance of Note	Largest aggregate amount of principal outstanding during 2017	Amount outstanding as of April 13, 2018 (principal and interest)	Amount of principal paid during 2017	Amount of interest paid during 2017
Robert Schroeder Director	12/30/2016	$0.65	25,000	25,000	27,028	0	0
Michael Taglich 5% Stockholder	12/30/2016	$0.65	250,000	250,000	271,262	0	0
Robert Taglich 5% Stockholder	12/30/2016	$0.65	100,000	100,000	108,612	0	0

The following convertible notes were issued by the Company to stockholders holding more than 5% beneficial ownership of the Company’s common stock (“2017 Bridge Notes”). The terms for all the following notes provide for interest at an annual rate of 8 percent until maturity on September 21, 2018, and the notes were issued with original issue discounts. Each note holder had a right, in their sole discretion, to convert the notes into securities to be issued by the Company in a private placement of equity, equity equivalent, convertible debt or debt financing. The noteholders converted the notes into new convertible notes, as set forth below, on November 29, 2017.

Name and Affiliation to Company	Date of Note	Conversion Rate per Share	Original Principal Balance of Note	Largest aggregate amount of principal outstanding during 2017	Amount outstanding as of April 13, 2018 (principal and interest)	Amount of principal paid during 2017*	Amount of interest paid during 2017*
Michael Taglich 5% Stockholder	09/21/2017	$0.30	77,320	75,445	0	75,000	0
Robert Taglich 5% Stockholder	09/21/2017	$0.30	77,320	75,445	0	75,000	0

38

* These notes were issued with an original issue discount in exchange for $75,000 in cash. The original cash purchase price for each note was converted to a new convertible note as set forth below in 2017. Interest of $445 was paid on each note in 2018.

The following convertible notes were issued by the Company to directors, officers, and stockholders holding more than 5% beneficial ownership of the Company’s common stock, partly in exchange for a surrender and cancellation of the 2017 Bridge Notes set forth above, and partially for cash. The notes bear interest at an annual rate of interest of 8% until maturity, and mature on November 30, 2019. The note investors have a right, in their sole discretion, to convert the notes into common shares of the Company at a conversion rate of $0.20 per share. If the notes have not been fully repaid by the Company by the maturity date or converted into shares at the election of the note investors prior to the maturity date, then such notes will accrue interest at the annual rate of 12% from the maturity date until the date the notes are repaid in full. Any interest not paid quarterly will also accrue interest at the annual rate of 12% instead of 8%.

Name and Affiliation to Company	Date of Note	Conversion Rate per Share	Original Principal Balance of Note	Largest aggregate amount of principal outstanding during 2017	Amount outstanding as of April 13, 2018 (principal and interest)	Amount of principal paid during 2017	Amount of interest paid during 2017
Michael Taglich 5% Stockholder	11/17/2017	$0.20	200,000	200,000	206,578	0	0
Michael Taglich 5% Stockholders	11/29/2017	$0.20	75,000	75,000	77,217	0	0
Robert Taglich 5% Stockholder	12/30/2016	$0.20	75,000	75,000	77,217	0	0
James DeSocio Officer	11/17/2017	$0.20	40,000	40,000	41,316	0	0

Issuance of Warrants in Connection with Bridge Notes

As an inducement for the issuance of the 2016 and 2017 Bridge Notes (as described above) by the Company to directors and stockholders holding more than 5% beneficial ownership of the Company’s common stock, the Company also issued warrants to purchase shares of common stock in the Company to the Bridge Note holders in the following amounts:

Name and Affiliation to Company	Expiration Date of Warrant	Exercise Price Per Warrant	Amount Of Warrants
Robert Schroeder Director	12/1/2021	$0.68	6,250
Michael Taglich 5% Stockholder	12/1/2021	$0.68	25,000
Robert Taglich 5% Stockholder	12/1/2021	$0.68	25,000
Michael Taglich 5% Stockholder	09/22/2022	$0.30	75,000
Robert Taglich 5% Stockholder	09/22/2022	$0.30	75,000

39

Return to Treasury of Shares and Issuance of Contingent Warrants

On February 15, 2016, A. Michael Chretien exercised warrants to purchase 500,000 shares of common stock of the Company, from the Company, at an exercise price of $0.007 per share. These warrants were issued as consideration for A. Michael Chretien returning to treasury 500,000 shares of common stock he owned in 2013.

On January 3, 2017, Matthew L. Chretien exercised warrants to purchase 496,111 shares of common stock of the Company, from the Company through a cashless exercise, at an exercise price of $0.007 per share. These warrants were issued as consideration for Matthew L. Chretien returning to treasury 500,000 shares of common stock he owned in 2013.

Sales of Equity to Related Persons

Certain related persons participated as investors in two private placements of equity by the Company, on the same terms as all other investors in such private placements.

On December 29, 2015, December 31, 2015, and January 25, 2016, the Company entered into securities purchase agreements with certain accredited investors, pursuant to which it sold an aggregate of 1,333,333 units at a price of $1.20 per unit. Each unit consisted of two shares of the Company’s common stock, par value $0.001 per share, and a five-year warrant to purchase one share of the Company’s common stock at an exercise price of $0.65 per share. The following related persons participated in such offering, on the same terms as all other investors participating in the offering:

Name of Investor	Relationship to the Company	Number of Units Purchased	Date of Transaction
Michael Taglich C/F Hope Taglich UGMA	Assets held for the benefit of a family member of Michael Taglich, who beneficially owns more than 5% of the common stock of the Company.	25,000	12/29/2015
Michael Taglich Cust for Lucy Taglich UTMA NY	Assets held for the benefit of a family member of Michael Taglich, who beneficially owns more than 5% of the common stock of the Company.	25,000	12/29/2015
Michael Taglich Custodian FBO Amanda Taglich UTMA NY until age 21	Assets held for the benefit of a family member of Michael Taglich, who beneficially owns more than 5% of the common stock of the Company.	25,000	12/29/2015
Michael Taglich Custodian FBO Stella Taglich UTMA until age 21	Assets held for the benefit of a family member of Michael Taglich, who beneficially owns more than 5% of the common stock of the Company.	25,000	12/29/2015
Murray H. Gross	Director and Chairman of the Board; Beneficially owns more than 5% of the common stock of the Company.	10,000	1/25/2016
Michael N. Taglich	Beneficially owns more than 5% of the common stock of the Company.	12,599	1/25/2016

On December 31, 2015 and January 6, 2016, the Company entered into note purchase agreements with certain accredited investors, pursuant to which it exchanged convertible notes with an aggregate principal and accrued interest balance of $2,632,684.67 into (1) shares of the Company’s common stock, par value, $0.001 per share at the conversion rate set forth therein for each note (as detailed above), and (2) an amount of warrants equal to 50% of the principal and accrued interest converted for each note, divided by 0.6. Such warrants were five-year warrants to purchase shares of common stock at an exercise price of $0.65 per share.

40

Name of Investor	Relationship to the Company	Amount of Principal and Interest Converted	Date of Transaction
Michael N. Taglich	Beneficially owns more than 5% of the common stock of the Company.	$1,019,984.99	12/31/2015
Robert F. Taglich	Beneficially owns more than 5% of the common stock of the Company.	$1,019,984.99	12/31/2015
Robert C. Schroeder	Director.	$58,065.21	12/31/2015
Murray H. Gross	Director; Chairman of the Board; Beneficially owns more than 5% of the common stock of the Company.	$63,802.74	12/31/2015
Matthew L. Chretien	Director; President & CEO; Beneficially owns more than 5% of the common stock of the Company.	$12,714.52	12/31/2015

Promoters and Certain Control Persons

Robert C. Schroeder, a director of the Company, is the Vice President of Investment Banking at Taglich Brothers, Inc. Robert F. Taglich and Michael N. Taglich, each beneficial owners of more than 5% of the Company’s common stock, are also both principals of Taglich Brothers, Inc. The Company retained Taglich Brothers, Inc. as the exclusive placement agent for the 2015 Private Placement. In connection with the offering, the Company paid Taglich Brothers, Inc. a cash payment of $370,614, which represented an 8% commission of the gross proceeds and 8% commission of the total amount of convertible note principal and interest which were converted in the transaction, and approximately $30,000 for reimbursement for reasonable out of pocket expenses, FINRA filing fees and related legal fees. In addition, the Company issued warrants to the designees of Taglich Brothers, Inc. to purchase 910,216 shares of common stock, which represented 10 % of the shares of common stock sold and 10% of the shares of common stock issued as part of a note exchange. The warrants have an exercise price of $0.715 per share of common stock, will be exercisable for a period of five years, contain customary cashless exercise and anti-dilution protection and are entitled to registration rights.

The Company also retained Taglich Brothers, Inc. as the exclusive placement agent for the 2016 Private Placement. In connection with the offering, the Company paid Taglich Brothers, Inc. a cash payment of $100,000, which represented an 8% commission of the gross proceeds of the private placement, and approximately $30,000 for reimbursement for reasonable out of pocket expenses, FINRA filing fees and related legal fees. In addition, the Company issued warrants to the designees of Taglich Brothers, Inc. to purchase 153,846 shares of common stock, which represented 8% of the shares of common stock into which the convertible notes sold in the 2016 Private Placement could be converted. The warrants have an exercise price of $0.75 per share of common stock, will be exercisable for a period of five years, contain customary cashless exercise and anti-dilution protection and are entitled to registration rights.

The Company also retained Taglich Brothers, Inc. as the exclusive placement agent for the 2017 Private Placement. In connection with the offering, the Company paid Taglich Brothers, Inc. a cash payment of $172,000, which represented an 8% commission of the gross proceeds of the private placement, and approximately $35,000 for reimbursement for reasonable out of pocket expenses, FINRA filing fees and related legal fees. In addition, the Company issued warrants to the designees of Taglich Brothers, Inc. to purchase 860,000 shares of common stock, which represented 8% of the shares of common stock into which the convertible notes sold in the 2017 Private Placement could be converted. The warrants have an exercise price of $0.25 per share of common stock, will be exercisable for a period of five years, contain customary cashless exercise and anti-dilution protection and are entitled to registration rights.

41

Indemnification of Officers and Directors

The Nevada General Corporation Law and our bylaws provide for the indemnification of directors, officers and certain other persons in the circumstances outlined below.

Actions other than by the Company

The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or other entity, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with the action, suit or proceeding if (i) such person is not liable for a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of the law, or (ii) such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person (i) was liable for a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of the law, or (ii) did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and that, with respect to any criminal action or proceeding, such person had reasonable cause to believe that his or her conduct was unlawful.

Actions by the Company

The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or other entity, against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by such person in connection with the defense or settlement of the action or suit if (i) such person is not liable for a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of the law, or (ii) such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such person has been adjudged by a court of competent jurisdiction to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Successful Defense

To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he or she must be indemnified by the Company against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense.

Required Approval

Any discretionary indemnification, unless ordered by a court, must be made by the Company only as authorized in the specific case upon a determination that indemnification of a director, officer, employee or agent is proper in the circumstances. The determination must be made by (i) the stockholders, (ii) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (iii) if a majority of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion, or (iv) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Advance of Expenses

The articles of incorporation, the bylaws, or an agreement made by the Company may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Company.

Other Rights

The indemnification provisions above and the advancement of expenses (i) do not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled for either an action in his or her official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of the action, and (ii) continue for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such person.

Intellinetics has obtained liability insurance for its directors and officers covering, subject to exceptions, any actual or alleged negligent act, error, omission, misstatement, misleading statement, neglect or breach of duty by such directors or officers, individually or collectively, in the discharge of their duties in their capacities as directors and officers of the Company.

43

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors currently consists of three members of the Board, each of whom is independent under our standards of director independence. In accordance with Rule 407(a)(1)(ii) of Regulation S-K, we use the definition of independence as set forth in the rules of the NASDAQ Stock Market. The Audit Committee met four times during 2017 and operates under a formal written charter, which has been approved by the Board of Directors. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

Our management is responsible for the preparation, presentation and integrity of our financial statements and for establishing and maintaining the integrity of our accounting and financial reporting processes, including our system of internal control over financial reporting, the audit process and the process for monitoring compliance with laws and regulations and ethical business standards. Our independent registered public accounting firm is responsible for performing an independent audit of our annual consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion and issuing a report as to the conformity of such financial statements with generally accepted accounting principles, as well as for issuing a report on the effectiveness of our internal control over financial reporting. The role of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to monitor and oversee the quality and integrity of these financial reporting processes, including reviewing the annual and quarterly financial information in the Company’s SEC reports and filings, and evaluating our system of internal controls established by our management. Additionally, the Audit Committee has the sole authority to appoint, retain, fix the compensation and other terms of, oversee and terminate our independent registered public accounting firm and to grant the prior approval of the nature and scope of and the fee arrangements for audit and permitted non-audit services by our independent registered public accounting firm.

In discharging its oversight responsibilities, the Audit Committee reviewed and discussed with management and with GBQ Partners LLC (“GBQ”), our independent registered public accounting firm, our audited consolidated financial statements for the fiscal year ended December 31, 2017. The Audit Committee met with GBQ, with and without management present, to discuss and review the results of their examination of our financial statements, our internal control over financial reporting and the overall quality and acceptability of our financial reporting and accounting principles. The Audit Committee also discussed with GBQ the matters required to be discussed by Statement on Auditing Standards No. 1301, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board. The Audit Committee also considered and discussed with management and GBQ other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

In addition, the Audit Committee received from GBQ the written disclosures and the letter from GBQ required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with GBQ their independence and considered the compatibility of non-audit services performed by GBQ with their independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which we filed with the SEC on March 30, 2018. In addition, the Audit Committee appointed GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and recommends that stockholders ratify that appointment.

The members of the Audit Committee are not professional accountants or members of a registered public accounting firm, and, as specified in its charter, it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct audits or to determine that our consolidated financial statements are complete and accurate and in accordance with generally accepted accounting principles. In discharging its duties, the Audit Committee has relied on (i) management’s representation that our annual consolidated financial statements were prepared with integrity and objectivity and in accordance with generally accepted accounting principles, and (ii) the report of our independent registered public accounting firm with respect to such financial statements.

Audit Committee
Robert Schroeder, Chairman
Rye D’Orazio Roger Kahn

44

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing. In addition, information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered part of this proxy statement or incorporated into any other filing that we make with the SEC.

Our 2017 Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and our audited consolidated financial statements for the fiscal year ended December 31, 2017, accompanies this proxy statement. We will provide, without charge, additional copies of our 2017 Annual Report to any stockholder upon receipt of a written request, addressed to us at:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Attention: Investor Relations

Our 2017 Annual Report is also available electronically at http://www.intellinetics.com/investor-relations/sec-filings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than ten percent (10%) of our common stock, who are hereinafter collectively referred to as the Reporting Persons, to file reports with the SEC of beneficial ownership and reports of changes in beneficial ownership of our common stock on Forms 3, 4 and 5. Reporting Persons are required by applicable SEC rules to furnish us with copies of all such forms filed with the SEC pursuant to Section 16(a) of the Exchange Act. To our knowledge, based solely on our review of the copies of the Forms 3, 4 and 5 received by us during the fiscal year ended December 31, 2017 and representations that no other reports were required, we believe that all reports required to be filed by such persons with respect to the Company’s fiscal year ended December 31, 2017, were timely filed, with the exception of the following transactions:

On January 3, 2017, Rye D’Orazio received common stock as compensation for his services as a director. The Form 4 associated with this transaction was filed March 31, 2017.

On September 21, 2017, the Company issued a convertible note and warrant to Robert Taglich. The Form 4 associated with this transaction was filed on November 21, 2017.

On September 21, 2017, the Company issued a convertible note and warrant to Robert Taglich. The Form 4 associated with this transaction was filed on November 21, 2017.

On September 25, 2017, James DeSocio received stock options as incentive compensation. The Form 3 associated with this transaction was filed November 7, 2017.

On October 5, 2017, Roger Kahn was appointed as a director of the Company. The Form 3 associated with this appointment was filed on January 26, 2018.

45

STOCKHOLDER PROPOSALS

Stockholders may submit proper proposals for consideration at future stockholder meetings, if they comply with the requirements of federal and state laws and regulations and our amended and restated by-laws, which are summarized below.

Proposals to be Included in our Proxy Materials

In order for a stockholder proposal to be considered for inclusion in our proxy materials for our 2019 annual meeting of stockholders, the written proposal must be received by our Secretary at our principal executive offices on or before January 2, 2019. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act, including the SEC regulations under Rule 14a-8. The timely submission of a stockholder proposal does not guarantee that it will be included in our proxy materials for the 2019 annual meeting of stockholders.

Notice and Other Information

All notices of nominations for director and proposals of other items of business by stockholders, whether or not to be included in our proxy materials, must be sent to us as follows:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Attention: Secretary

Any stockholder proposal or director nomination must also comply with all other applicable provisions of our Articles of Incorporation and our by-laws, the Exchange Act (including the rules and regulations under the Exchange Act), and Nevada law. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements. If we do not exclude the proposal, then the persons appointed as proxies in the proxy card solicited by the Board of Directors for the 2018 annual meeting may exercise discretionary voting authority to vote in accordance with their best judgment on any proposal submitted outside of Rule 14a-8.

46

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons appointed as proxies in the accompanying proxy card will have the discretionary authority to vote the shares represented by the proxy card on such matters in accordance with their best judgment.

By Order of the Board of Directors

James F. DeSocio
President and Chief Executive Officer

Columbus, Ohio

April 27, 2018

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 12, 2018:

This proxy statement and our 2017 Annual Report to Stockholders are available at

http://www.intellinetics.com/investor-relations/sec-filings.

47

INTELLINETICS, INC.

Annual Meeting Proxy Card

To submit your proxy by email: send a pdf version of this completed and signed form to our transfer agent at amy@standardregistrar.com by 11:59 PM Eastern Time on June 11, 2018.

To submit your proxy by mail: send to

Standard Registar & Transfer Co. Inc.

12528 South 1840 East

Draper, UT 84020

A. Proposals—The Board of Directors recommends a vote FOR each nominee listed in Proposal 1, and a vote FOR each of Proposals 2, 3 and 4:

1.	To elect six directors, to hold office for a term of one year.

	For	Withhold
Matthew L. Chretien	[ ]	[ ]

	For	Withhold
Rye D’Orazio	[ ]	[ ]

	For	Withhold
Robert C. Schroeder	[ ]	[ ]

	For	Withhold
Sophie Pibouin	[ ]	[ ]

	For	Withhold
Roger Kahn	[ ]	[ ]

	For	Withhold
James DeSocio	[ ]	[ ]

2.	To adopt and approve the Charter Amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance by 25,000,000 shares to a total of 75,000,000 shares.	For [ ]	Against [ ]	Abstain [ ]

3.	To adopt and approve the Plan Amendments to the 2015 Intellinetics, Inc. Equity Incentive Plan.	For [ ]	Against [ ]	Abstain [ ]

4.	To ratify the appointment of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	For [ ]	Against [ ]	Abstain [ ]

5.	In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

B. Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date(mm/dd/yy)

/ /

48

APPENDIX A

FIRST AMENDMENT

TO

INTELLINETICS, INC. 2015 EQUITY INCENTIVE PLAN

This First Amendment to Intellinetics, Inc. 2015 Equity Incentive Plan (this “Amendment”) is made by Intellinetics, Inc., a Nevada corporation (the “Company”), as of September 25, 2017. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Board of Directors (the “Board”) and the shareholders of the Company previously adopted and approved the Intellinetics, Inc. 2015 Equity Incentive Plan (the “Plan”);

WHEREAS, pursuant to Section 4.1 of the Plan, a total of 2,000,000 shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”) have been reserved for issuance under the Plan, subject to adjustment as set forth in Section 11 of the Plan;

WHEREAS, the Company desires to increase the total number of shares of Common Stock issuable under the Plan to from 2,000,000 shares to 2,500,000 shares, including shares previously issued thereunder;

WHEREAS, the Company desires to increase the total number of shares of Common Stock for which Incentive Stock Options may be granted from 1,000,000 shares to 2,500,000 shares;

WHEREAS, the Company desires to increase the maximum number of shares of Common Stock for which Awards may be granted to any individual Director in any year from 1,000,000 shares to 1,250,000 shares;

WHEREAS, the Company desires to increase the maximum number of shares of Common Stock for which Awards may be granted to any individual participant in any year from 1,000,000 shares to 1,250,000 shares;

WHEREAS, Section 13 of the Plan permits the Board to amend the Plan from time to time, subject only to certain limitations specified therein;

NOW, THEREFORE, the Board has amended the Plan as follows, subject to approval by the stockholders of the Company:

1. Section 4.1 of the Plan is hereby amended and restated in its entirety to read as follows:

4.1 Subject to adjustment in accordance with Section 11, a total of Two Million Five Hundred Thousand (2,500,000) shares of Common Stock shall be available for the grant of Awards under the Plan. No more than Two Million Five Hundred Thousand (2,500,000) shares of Common Stock may be granted as Incentive Stock Options. Additionally, a Director may not be granted Awards covering more than One Million Two Hundred Fifty Thousand (1,250,000) shares of Common Stock in any year. Any shares of Common Stock granted in connection with Awards shall be counted against this limit as one (1) share for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards

2. Section 4.3 of the Plan is hereby amended and restated in its entirety to read as follows:

4.3 Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights or any other Awards with respect to more than One Million Two Hundred Fifty Thousand (1,250,000) shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall count toward the individual share limit set forth in this Section 4.

3. Except as modified by this Amendment, all the terms and provisions of the Plan shall continue in full force and effect.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the Company has executed this First Amendment to the Intellinetics, Inc. 2015 Equity Incentive Plan as of September 25, 2017.

INTELLINETICS, INC.

By:	/s/ Joseph D. Spain
Name:	Joseph D. Spain
Title:	Chief Financial Officer

SECOND AMENDMENT

TO

INTELLINETICS, INC. 2015 EQUITY INCENTIVE PLAN

This Second Amendment to Intellinetics, Inc. 2015 Equity Incentive Plan (this “Amendment”) is made by Intellinetics, Inc., a Nevada corporation (the “Company”), as of February 14, 2018. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Board of Directors (the “Board”) and the shareholders of the Company previously adopted and approved the Intellinetics, Inc. 2015 Equity Incentive Plan, as amended by the First Amendment on September 25, 2017 (the “Plan”);

WHEREAS, pursuant to Section 4.1 of the Plan, a total of 2,500,000 shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”) have been reserved for issuance under the Plan, subject to adjustment as set forth in Section 11 of the Plan;

WHEREAS, the Company desires to increase the total number of shares of Common Stock issuable under the Plan to from 2,500,000 shares to 3,500,000 shares, including shares previously issued thereunder;

WHEREAS, the Company desires to increase the total number of shares of Common Stock for which Incentive Stock Options may be granted from 2,500,000 shares to 3,500,000 shares;

WHEREAS, Section 13 of the Plan permits the Board to amend the Plan from time to time, subject only to certain limitations specified therein;

NOW, THEREFORE, the Board has amended the Plan as follows, subject to approval by the stockholders of the Company:

4. Section 4.1 of the Plan is hereby amended and restated in its entirety to read as follows:

4.1 Subject to adjustment in accordance with Section 11, a total of Three Million Five Hundred Thousand (3,500,000) shares of Common Stock shall be available for the grant of Awards under the Plan. No more than Three Million Five Hundred Thousand (3,500,000) shares of Common Stock may be granted as Incentive Stock Options. Additionally, a Director may not be granted Awards covering more than One Million Two Hundred Fifty Thousand (1,250,000) shares of Common Stock in any year. Any shares of Common Stock granted in connection with Awards shall be counted against this limit as one (1) share for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards

5. Except as modified by this Amendment, all the terms and provisions of the Plan shall continue in full force and effect.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the Company has executed this Second Amendment to the Intellinetics, Inc. 2015 Equity Incentive Plan as of February 14, 2018.

INTELLINETICS, INC.

By:	/s/ Joseph D. Spain
Name:	Joseph D. Spain
Title:	Chief Financial Officer